Moody National REIT I, Inc. POS AM

EXHIBIT 10.105

ASSUMPTION AND LOAN MODIFICATION AGREEMENT

This Assumption and Loan Modification Agreement (this “Agreement”) is made this 30th day of September, 2014, by and among German American Capital Corporation, a Maryland corporation (“Noteholder”), Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company (“Assumptor”), and Moody National REIT I, Inc., a Maryland corporation (“New Guarantor”).

RECITALS

A.
Noteholder’s predecessor in interest, Citigroup Global Markets Realty Corp., a New York corporation (“Original Lender”), made a loan to Moody National CY Lyndhurst H, LLC, a Delaware limited liability company, Moody National CY Lyndhurst S, LLC, a Delaware limited liability company, and each of the parties listed on “Exhibit A-1” attached hereto (collectively, “Original Borrower”) in the original principal amount of Thirty-Four Million Three Hundred Fifty Thousand and no/100 Dollars ($34,350,000.00) (the “Loan”), under the terms and provisions set forth in the following loan documents:

1.
Fixed Rate Note dated August 31, 2007 (the “Note”) in the original principal amount of the Loan, made by Original Borrower and payable to Original Lender, as transferred to Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mortgage Pass-Through Certificates, Series 2008-C7 (“Wells Fargo”) pursuant to that certain Allonge executed by Original Lender, as further transferred to CGCMT 2008-C& Polito Avenue, LLC, a New Jersey Limited Liability Company (“CGCMT”), pursuant to that certain Allonge date September 13, 2010 executed by Wells Fargo, as further assigned to MTGLQ Investors, L.P., a Delaware limited partnership (“MTGLQ”) pursuant to that certain Allonge dated November 18, 2010 executed by CGCMT, as amended pursuant to the terms of that certain Loan Reinstatement Letter dated October 31, 2011 by and between Borrower (as defined below) and MTGLQ, as further assigned to Special Situations Investing Group II, LLC, a Delaware limited liability company (“Special Situations”) pursuant to that certain Allonge executed by MTGLQ, as further assigned to Noteholder pursuant to that certain Allonge executed by Special Situations, and Noteholder currently holds the Note;

2.
Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated August 31, 2007, (the “Mortgage”) executed by Original Borrower to and for the benefit of Original Lender, which secures the Note and other obligations of the entities listed on Exhibit “A-2” attached hereto (“Borrower”), which encumbers the real and personal property more particularly described therein (the “Property”), which was recorded in Book 16984, Page 845 in the Official Records of the County Clerk of Bergen County, New Jersey (the “Official Records”), as assigned pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing recorded in Book 1432, Page 174 in the Official Records, and as further assigned pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing and Other Loan Documents recorded in Book 540, Page 1290 in the Official Records, and as assumed, modified and amended by those certain Assumption Agreements described on Exhibit “B” attached hereto (collectively, the “Assumption Agreements”), as further amended by that certain First Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made as of February 29, 2008 and recorded in Book 1125, Page 369 in the Official Records (the “First Amendment”) and as assigned to Noteholder pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated May 1, 2013 and recorded on May 24, 2013, in Book V 1402, Page 1333 in the Official Records;

3.
Assignment of Leases and Rents dated August 31, 2007, executed by Original Borrower, which was recorded in Book 16984, Page 932 of the Official Records, as assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by Original Lender, as assignor, to Wells Fargo, as assignee, dated 04/24/2008, recorded 09/25/2008 as Book 1432, Page 177; as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by Wells Fargo Bank, as assignor, to CGCMT, as assignee, dated 09/13/2010, recorded 10/01/2010 as Book V540, Page 1200; as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by CGCMT, as assignor, to MTGLQ, as assignee, dated November 23, 2010, recorded December 15, 2010 as Document No. Book 609 Page 2431; as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by MTGLQ, as assignor, to Special Situations, as assignee, dated 11/27/2012, recorded 01/25/2013 as Document No. Book V1259, Page 2029 and assigned to Noteholder pursuant to that certain Assignment of Assignment of Leases and Rents executed by Special Situations in favor of Noteholder and recorded May 24, 2013 in Book V 1402, Page 1384 in the Official Records (collectively, the “Assignment”);

4.	The TIC Principal Guaranties listed on Exhibit “C” attached hereto (the “TIC Guaranties”);

5.	Guaranty dated as of August 31, 2007, executed by Brett Moody (“Moody”) in favor of Original Lender;

6.	Intentionally Deleted;

7.	Environmental Liabilities Agreement dated August 31, 2007 (the “Environmental Indemnity”), executed by Original Borrower and Moody, as amended by the Assumption Agreements;

8.	Acknowledgement of Property Manager dated as of August 31, 2007, executed by Concord Hospitality Enterprises Company, a Delaware corporation, as Property Manager in favor of Original Lender;

9.	Assignment of Agreements, Permits and Contracts dated as August 31, 2007, executed by Original Borrower;

10.
Subordination and Attornment Agreement dated as of August 31, 2007 by and between Original Lender, Moody National CY Lyndhurst MT, LLC (“Master Tenant”) recorded in Book 9408, Page 466 in the Official Records;

11.
Cash Management Agreement dated August 31, 2007, executed by Original Borrower, Master Tenant and Original Lender, as amended by that certain First Amendment to Cash Management Agreement dated October 31, 2011 (collectively, the “Original Cash Management Agreement”);

12.
Lockbox dated October 31, 2011 executed by Borrower, MTGLQ, Master Tenant, Archon Group, L.P., a Delaware limited partnership, as servicer for the Loan, and Patriot Bank, a Texas banking association, as Account Bank (the “Lockbox Agreement”);

13.	UCC-1 Financing Statements listed on Exhibit “D” attached hereto (the “UCCs”); and

14.	UCC Financing Statement reflecting Master Tenant, as debtor, and Original Lender, as secured party, filed with the Delaware Secretary, under File No. 2007 3355657.

The above documents and any other documents which evidence, secure or relate to the Loan, including, in each case, any prior amendments thereto, are hereinafter collectively defined as the “Original Loan Documents”.

B. Assumptor desires to assume the Loan, as modified by the terms of this Agreement, and, upon the terms and conditions set forth herein, Noteholder is willing to consent to such assumption:

NOW THEREFORE, FOR VALUABLE CONSIDERATION, including, without limitation, the mutual covenants and promises contained herein, the parties agree as follows:

1.           Incorporation. The foregoing recitals are incorporated herein by this reference.

2.           Defined Terms/Original Loan Documents. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to same in the Mortgage. The terms “Borrower,” and “Borrowers”, and similar terms in the Original Loan Documents shall be deemed to refer to Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company. The term “Indemnitor” and similar terms in the Original Loan Documents shall be deemed to refer to Moody National REIT I, Inc., a Maryland corporation and Brett Moody, an individual. The term “Indemnitor” and similar terms in the Original Environmental Indemnity shall be deemed to refer to Moody National REIT I, Inc., a Maryland corporation, Brett Moody, an individual, and Assumptor. Any references to the address of “Borrower” in the Original Loan Documents shall be deemed to refer to 6363 Woodway, Suite 110, Houston, Texas 77057, Attention: Brett Moody. The Original Loan Documents, as amended by this Agreement and by the documents contemplated hereby, and this Agreement and the documents contemplated hereby shall be considered “Loan Documents” for purposes of each of the Original Loan Documents, with each reference in the Original Loan Documents to any of the Original Loan Documents to be to such Original Loan Documents as amended by this Agreement and by the documents contemplated hereby (the “Loan Documents”). In addition to the amendments expressly contained herein, the Original Loan Documents are deemed amended to the extent they are inconsistent with the provisions of this Agreement. All references to any of the Loan Documents herein shall be deemed to mean such Loan Document as amended by this Agreement.

3.           Assumption. Assumptor hereby assumes all obligations and liabilities of Borrower under the Loan and the Original Loan Documents, as amended hereby, and Assumptor hereby grants a security interest to Noteholder in all security interests granted by Borrower under the Original Loan Documents, as hereby amended. Noteholder hereby consents to the foregoing.

4.           Mortgage Amendment. Assumptor and Noteholder shall execute, concurrently herewith, a Second Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Mortgage Amendment”) in form and substance identical to Exhibit “E” attached hereto.

5.           Guaranties. Concurrently herewith, (i) Assumptor and New Guarantor shall execute an Assumption of Environmental Liabilities Agreement (the “Environmental Indemnity Assumption”), in form and substance identical to Exhibit “F-1” attached hereto; (ii) and New Guarantor shall execute a Guaranty in form and substance identical to Exhibit “F-2” attached hereto (the “New Guaranty”); and (iii) Brett Moody shall execute and deliver his Consent and Ratification attached to the signature pages of this Agreement (and Brett Moody’s spouse, if any, shall execute the Spousal Waiver and Consent attached to the signature pages of this Agreement).

6.           Transfer Fee. At the closing of the transaction contemplated by this Agreement, Assumptor shall pay to Noteholder a loan assumption fee (the “Fee”) in the amount of Three Hundred Twenty Thousand Nine Hundred Fifty and 74/100 Dollars ($320,950.74) (i.e., one percent (1%)) of the outstanding principal balance of the Note), together with all costs and expenses incurred in connection with the assumption and modification of the Loan, including, without limitation, the costs of the Policy (as defined below), Noteholder’s legal fees, review fees, appraisal fees, site inspection fees, administrative fees, recording fees and title costs (collectively, the “Costs and Expenses”).

                7.           Loan Information. Noteholder and Assumptor hereby acknowledge and agree that, as of September 16, 2014, the outstanding principal balance of the Note is Thirty-Two Million Ninety-Five Thousand Seventy Four and 11/100 Dollars ($32,095,074.11).

8.           Escrow and Reserve Accounts.

a.
PIP Deposit. At the closing of the transactions contemplated by this Agreement, Assumptor shall pay to Noteholder the amount of Nine Hundred Seventy-One Thousand and No/100 Dollars ($971,000.00) for deposit into the FF&E Reserve Fund (the “PIP Deposit”). The PIP Deposit shall be held and released in accordance with the Loan Documents and the Budget. Further, at the closing of the transactions contemplated by this Agreement, Assumptor shall pay to Noteholder the amount of Ninety Thousand and No/100 Dollars ($90,000.00), from funds not otherwise subject to any security interest or lien in favor of Noteholder, for deposit into the FF&E Reserve Fund, which sum the parties acknowledge and agree is a reasonable sum for deposit into the FF&E Reserve Fund. Nothing in the preceding sentence shall otherwise derogate from any other obligation of Assumptor regarding payments into the FF&E Reserve Fund.

b.
Monthly Reserve and Escrow Deposit Amounts. Assumptor acknowledges that, as of the Effective Date, notwithstanding Noteholder’s right to adjust the foregoing amounts as set forth in the Mortgage: (a) the monthly Tax Escrow Amount is $42,140.49; (b) the monthly Insurance Escrow Amount is $5.107.29; and (c) the monthly FF&E Deposit Amount (i.e., 1/12 of the FF&E Deposit Amount) is $29,436.00.

c.
Debt Service Reserve. Assumptor shall have cause to be deposited the amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) for deposit into a debt service reserve to be established pursuant to the New Cash Management Agreement (as defined below) (the “Debt Service Reserve Deposit”).

9.           SPE Requirements. Section 9 of the Mortgage is hereby revised as follows:

a.
Section 9(m) is hereby revised by (i) deleting the clause “ (i) owning the Property as a tenant in common with other Borrowers, and/or (ii)” and (ii) restating clause (ii) to read as follows: “the commingling of funds with the Master Tenant pursuant to the cash management provisions of the Loan Documents shall not be, nor deemed to be, a violation of this provision.”.

b.
Section 9(n) is hereby revised by (i) deleting the clause “(i) owning the Property as a tenant in common with other Borrowers, and/or (ii)”; and (ii) restating clause (ii) to read as follows: “the commingling of funds with the Master Tenant pursuant to the cash management provisions of the Loan Documents shall not be, nor deemed to be, a violation of this provision.”.

c.	Section 9(o) is hereby revised by deleting the clause “, except to the extent that each Borrower is liable for the Debt jointly and severally with other Borrowers”.

d.	Section 9(t) is hereby revised by deleting the last sentence thereof.

10.         Revisions to Transfer Provisions. Section 12 of the Mortgage is hereby revised as follows:

a.
Section 12(b) is hereby revised by (i) deleting clauses (vii) and (viii) (ix); and substituting therefor, in each instance, “intentionally deleted”; and (ii) deleting clause (ix) and substituting therefor the following:

“the sale, conveyance, transfer, disposition, alienation, hypothecation, pledge or encumbering of all or any portion of the direct or indirect ownership interests in New Guarantor, provided that with respect to any of the foregoing (A) New Guarantor files, with respect to equity interests in such company, all required periodic reports with the Securities and Exchange Commission under Section 13 or Section 15(d) of the Securities Exchange Act, as amended, and (B) such transfer does not result in an entity other than Brett C. Moody and/or an entity owned or controlled by Brett C. Moody owning more than forty-nine percent (49%) of the direct or indirect ownership interests in New Guarantor;”

b.	Section 12(d) is hereby deleted and the following is hereby substituted therefor:

“Notwithstanding anything to the contrary, except as specifically allowed by Section 12(b) above, transfers shall not be permitted without Lender’s prior written consent, which consent may be withheld, granted and/or conditioned in Lender’s sole and absolute discretion.”

c.	Section 12(f) is hereby deleted.

d.	Section 12(g) is hereby deleted.

e.	Section 12(h) is hereby deleted.

f.
Without derogating from the foregoing, no further transfers of all or any portion of the Property shall be made to any entity or person to hold as a Tenant-in-Common so long as any Obligations remain outstanding.

11.         Master Lease. Assumptor acknowledges and agrees that it will enter into an assignment of the Master Lease as well as an amendment and restatement of the Master Lease, each in form and substance acceptable to Noteholder (the “Assignment and Amendments of Master Lease”). In addition, Section 13(a) of the Mortgage is hereby amended by deleting the clause “(provided, however, that with respect to each Borrower other than Moody National CY Lyndhurst H, LLC, each of the following will be as to the actual knowledge of Borrower)”.

12.         Financial Statements. Section 17(b)(iii) of the Mortgage is hereby revised by (a) deleting the clause “; provided, however, that as to items described in subsection (C), such deliveries shall not be required from any co-borrower or its respective constituents or its respective Guarantor, other than Moody National CY Lyndhurst H, LLC and Moody National CY Lyndhurst S, LLC (together, the “Sponsor Entity”) (at any time it owns an interest in the Property), and its respective Guarantors, unless such other co-borrower holds at least a twenty percent (20%) undivided interest in the Property”; and (b) substituting therefor, a “.”.

13.         Events of Default. Section 22 of the Mortgage is hereby revised as follows:

a.	The last two paragraphs of Section 22 are hereby deleted.

b.	It shall be and Event of Default in the event New Guarantor breaches the New Guaranty (subject to any notice and cure periods as set forth in the New Guaranty).

c.
In addition, any default by Assumptor hereunder shall constitute an Event of Default under the Loan Documents (subject to any applicable cure periods described in the Mortgage for a default of the same type), and any Event of Default under the Original Loan Documents shall constitute a default hereunder, in either event, entitling Noteholder to exercise all of its rights and remedies under the Loan Documents, at law and in equity.

14.         Sponsor Entity. All references in the Loan Documents to “Sponsor Entity” are hereby deleted and replaced with a reference to “Borrower”, subject to the provisions of Paragraph 2 above.

15.         Tenancy In Common. Section 64 of the Mortgage is hereby deleted.

16.         New Property Management Agreement. Master Tenant shall enter into a new Property Management Agreement with Moody National Hospitality Management, LLC (“Property Manager”) in form and substance acceptable to Noteholder (the “New Property Management Agreement”). In addition, Property Manager will enter execute and deliver an Acknowledgment in form and substance identical to Exhibit “G” attached hereto (the “Property Manager Acknowledgement”). Master Tenant shall also execute and deliver its Consent and Release attached to the signature pages of this Agreement.

17.         New Cash Management Agreement. In connection with the execution of this Agreement, Assumptor and Master Tenant will execute a new Cash Management Agreement (the “New Cash Management Agreement”) in form and substance identical to Exhibit “H” attached hereto and a new Lockbox Agreement (the “Control Agreement”) in form and substance identical to Exhibit “I” attached hereto.

18.         Notices: For purposes of notices to “Lender” or “Noteholder” and “Borrower” or “Assumptor” under the Loan Documents, the address of each shall be as follows:

If to Lender or Noteholder:

German American Capital Corporation
c/o Hanover Street Capital
48 Wall Street, 14th Floor
New York, NY 10005
Attn.: Tom Deja, Director-Portfolio Manager

With a copy to:

Perkins Coie LLP
30 Rockefeller Plaza
22nd floor
New York, NY 10112-0085
Attn.: Gary Eisenberg, Esq.

If to Borrower or Assumptor:

c/o Moody National REIT I, Inc.
6363 Woodway, Suite 110
Houston, Texas 77057
Attention: Brett Moody

With a copy to:	Gresham, Savage, Nolan & Tilden, PC
550 West C Street, Suite 1810
San Diego, California 92101
Attention: Jerome A. Grossman

19.         Conditions Precedent. The effectiveness of this Agreement and Noteholder’s obligations hereunder are strictly conditioned upon the satisfaction or written waiver by Noteholder in whole or in part of each of the following conditions precedent:

a.
Old Republic National Title Insurance Company (“Title Company”) shall be committed to issue to Noteholder a new lender’s title policy (the “Policy”) with coverage in form and substance acceptable to Noteholder;

b.
Assumptor shall have executed and delivered to Noteholder, this Agreement (fully executed by Assumptor, Master Tenant, Brett Moody and Brett Moody’s spouse (if applicable)) and all other documents contemplated hereby, including, without limitation, the Mortgage Amendment, the Assignment and Amendments of Master Lease, the New Cash Management Agreement, the Control Agreement and any other document reasonably required by Noteholder and/or Title Company in form and substance acceptable to Noteholder;

c.
Title Company shall have recorded in the Official Records the Mortgage Amendment and a UCC-1 Financing Statement and UCC-3 Financing Statement Amendment, if applicable, in form and substance acceptable to Noteholder, and shall have filed with the applicable state authorities a UCC-1 Financing Statement and UCC-3 Financing Statement Amendment of the State UCC, in form and substance acceptable to Noteholder;

d.
(i) New Guarantor and Assumptor shall have executed and delivered to Noteholder, the Environmental Indemnity Assumption, (ii) New Guarantor shall have executed and delivered to Noteholder the New Guaranty and the Solvency Certificate in form and substance identical to Exhibit “J” attached hereto, and (iii) Brett Moody and each member of Assumptor shall also have executed and delivered to Noteholder, a Solvency Certificate in form identical to Exhibit “J” attached hereto;

e.
Noteholder shall have received (i) a copy of the New Property Management Agreement in form and substance acceptable to Noteholder, and (ii) the Property Manager Acknowledgement executed by Master Tenant and Property Manager;

f.
Noteholder shall have received such opinion of Assumptor’s and New Guarantor's counsel as Noteholder may require, including, without limitation, due authorization, non-consolidation, due execution and enforceability legal opinions;

g.
Assumptor shall have delivered to Noteholder such transfer, and organizational documents, including evidence of good standing of Assumptor, together with such resolutions, certificates, evidence of incumbency of signers, articles of organization, articles of incorporation, certificates of partnership, operating agreements, bylaws, partnership agreements, and other documents as Noteholder may require, in form and content acceptable to Noteholder, authorizing the transfer, purchase and assumption of the Loan and executed by the appropriate persons and/or entities on behalf of Assumptor and New Guarantor;

h.	All representations and warranties contained herein shall be true and correct as of the Effective Date;

i.
Assumptor shall have delivered to Noteholder certificates of insurance evidencing each of Assumptor’s insurance policies required to be maintained under the terms and conditions of the Loan Documents, each in form and amount satisfactory to Noteholder;

j.
If Noteholder determines it necessary, Noteholder shall have received a REMIC opinion in form and substance satisfactory to Noteholder and shall have received whatever rating agency approvals it deems necessary;

k.
Noteholder shall have received a copy of the grant deed by which title to the real property will be conveyed to Assumptor and a copy of the executed assignment, documenting the assignment of the personal property to Assumptor from Borrower;

l.	Assumptor shall have paid to Noteholder: the Fee, the amount of all Costs and Expenses, including the cost of the Policy and the PIP Deposit;

m.	Noteholder’s receipt of financial statements and tax returns for Assumptor and New Guarantor as reasonably requested by Noteholder;

n.	Noteholder’s receipt of Assumptor’s taxpayer ID number and non-foreign status and a Loans to One Borrower Certificate;

o.	Noteholder’s receipt of whatever rating agency approvals it deems necessary; and

p.
Noteholder’s receipt of a new comfort letter executed and delivered by Marriott in form and substance acceptable to Noteholder as well as such other confirmation reasonably acceptable to Noteholder from Marriott that neither Borrower, Assumptor nor Master Tenant is in default with respect to any agreement with Marriott and that this Agreement and the transaction contemplated hereby is acceptable to Marriott.

   The date of the date of the satisfaction of all of the foregoing conditions precedent shall be the “Effective Date” of this Agreement (“Effective Date”).

20.         Releases.

a.
Noteholder/Borrower Releases. To the extent Noteholder receives executed releases from Borrower in form and substance identical to Exhibits “K-1” (with each TIC Borrower executing a separate release in the form of Exhibit “K-1”) and “K-2” attached hereto Noteholder shall promptly execute and deliver releases to Borrower in form and substance identical to Exhibits “L-1” (with Noteholder executing and delivering only a separate release in the form of Exhibit “L-1” for each such TIC Borrower Release it receives) and “L-2” attached hereto, respectively.

b.
General Release. Each of Assumptor, Brett Moody, Master Tenant and New Guarantor, on behalf of itself, its members, managers and partners, and any of its successors and assigns, hereby: (a) fully and finally acquits, quitclaims, releases and forever discharges each of the Released Parties (the term “Released Parties” shall mean the Noteholder, Situs Holdings, LLC, Hanover Street Capital, LLC, Wells Fargo, Citigroup Global Markets Realty Corp., a New York corporation MTGLQ, CGCMT, Special Situations. and each of their respective servicers, officers, directors, shareholders, members, managers, representatives, employees, agents and attorneys (in each case in their respective capacities as such), and their respective predecessors, successors and assigns), each of whom is an intended third party beneficiary hereof, of and from any and all obligations, claims, liabilities, damages, demands, debts, liens, deficiencies or cause or causes of action of whatever kind and character, at law or in equity, known or unknown, contingent or otherwise, whether asserted or unasserted, whether now known or hereafter discovered, arising out of or in any way related to or concerning, whether directly or indirectly, proximately or remotely, the Loan, the Loan Documents, the Property, the transactions contemplated hereby, or any action or omission by any of the Released Parties in connection with the Loan, the Loan Documents or the transactions contemplated hereby, which Assumptor, Master Tenant, Brett Moody and/or New Guarantor may have against any Released Party arising from any event occurring prior to the date hereof (whether in their own capacity or as assignee or transferee of any entity that was an Original Borrower or a Borrower before Assumptor’s assumption of the Loan); (b) waives any and all defenses to payment of the Note for any reason; and (c) waives any and all defenses, counterclaims or offsets to the Note or the other Loan Documents (collectively, the “Released Claims”).

It is understood and agreed by Assumptor, Brett Moody, Master Tenant and/or New Guarantor that the claims released hereunder include all claims of every nature and kind whatsoever, known or unknown, suspected or unsuspected, arising out of or related to any and all of the matters referred to in the immediately preceding paragraph, notwithstanding any limitations on such a release under any applicable law. Assumptor, Master Tenant, Brett Moody and New Guarantor each acknowledge that there is a risk that subsequent to the execution of this Agreement, it may discover, incur, or suffer from claims which were unknown or unanticipated at the time this Agreement is executed, including, without limitation, unknown or unanticipated claims which, if known by it on the date this Agreement is being executed, may have materially affected Assumptor’s, Brett Moody’s, Master Tenant’s and/or New Guarantor’s decision to execute this Agreement. Assumptor, Brett Moody, Master Tenant and New Guarantor each acknowledge that it is assuming the risk of such unknown and unanticipated claims and agrees that this Agreement applies thereto. Assumptor, Brett Moody, Master Tenant and New Guarantor each waive the provisions of any applicable law which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Assumptor, Brett Moody, Master Tenant and New Guarantor each acknowledge that it may hereafter discover facts different from, or in addition to, those which it now knows or believes to be true with respect to the claims released hereunder, and agrees that the foregoing release shall be and remain effective in all respects notwithstanding such different or additional facts or the discovery thereof, and waives application of any applicable law including any limitation on such a release with respect to the claims released hereunder.

21.         Representations and Warranties. Assumptor represents and warrants to Noteholder each of the following, which representations and warranties shall survive the closing of the transactions contemplated hereby:

a.
Authority. Assumptor has the full right and authority to enter into this Agreement and the other documents contemplated hereby and to consummate the transactions described in this Agreement. This Agreement and the other documents contemplated hereby constitute the valid and legally binding obligations of Assumptor and are enforceable against Assumptor in accordance with their terms, subject to bankruptcy, insolvency and similar laws affecting the enforcement of the rights and remedies of creditors generally and/or equitable principles of general application (regardless of whether such enforceability is considered in a proceeding in equity or at law). Neither the execution nor delivery of this Agreement or the other documents contemplated hereby nor the performance of Assumptor’s obligations under this Agreement or the other documents contemplated hereby violates, or will violate, any contract or agreement to which Assumptor is a party or by which Assumptor is otherwise bound. The person executing this Agreement and the other documents contemplated hereby on behalf of Assumptor has the power and authority to bind Assumptor to the terms and conditions of this Agreement and the other documents contemplated hereby and to execute this Agreement and the other documents contemplated hereby on behalf of Assumptor.

b.	No Defaults. Assumptor is not in default with respect to any order, writ, injunction, decree or demand of any court or of any other requirement of a governmental authority.

c.	Title to Property. On the Effective Date, title to the Property shall be vested in Assumptor.

d.
No Claims or Offsets. (i) To Assumptor’s knowledge, there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents; and (ii) Assumptor does not have any claims, offsets, defenses or counterclaims against Noteholder or relating to the Loan Documents.

e.
Patriot Act. Neither Assumptor, New Guarantor nor any principal of either is a person, entity or government subject to trade restrictions under U.S. law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., or any executive order or regulation promulgated thereunder with the result that the investment in Assumptor, New Guarantor or any principal (whether directly or indirectly) is prohibited by law or the Loan is in violation of law.

f.	Ownership of Assumptor. The ownership structure of Assumptor is set forth on the chart attached hereto as Schedule 1.

g.
Loan Documents. (i) Assumptor has actual knowledge of all terms and conditions of the Loan Documents; (ii) Noteholder has no obligation or duty to provide any information to Assumptor regarding the terms and conditions of the Loan Documents; (iii) all representations, agreements and warranties in the Loan Documents regarding Original Borrower (other than those as of a specified date or those specific to any person constituting Original Borrower and (A) relating to financial information or organizational structure delivered with respect to such person, or (B) relating to its status as a tenant in common) shall apply to Assumptor, from and after the Effective Date, as though Assumptor were the borrower originally named in the Loan Documents; (iv) except as expressly provided herein and in any other writing executed by Noteholder, Noteholder has not waived any right of Noteholder or obligation of Assumptor under the Loan Documents; and (v) Noteholder has not agreed to any modification of any provision of any Loan Document or to any extension of the Loan, except as otherwise expressly set forth herein.

h.
Financial Statements. The financial statements of Assumptor, of Assumptor’s sole member and of New Guarantor previously delivered by Assumptor or any of such parties to Noteholder: (i) are materially complete and correct; (ii) present fairly the financial condition of each of such parties; and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied or other accounting standards approved by Noteholder; since the date of such financial statements, there has been no material adverse change in the financial condition of any of such parties, nor have any assets or properties reflected on such financial statements been sold, transferred, assigned, mortgaged, pledged or encumbered except as previously disclosed in writing by Assumptor to Noteholder and approved in writing by Noteholder.

i.
Assumptor Location. Assumptor is an organization organized solely under the laws of the State of Delaware; Copies of all organizational documents of Assumptor delivered to Noteholder are complete and accurate in every respect; Assumptor’s legal name is exactly as shown on page one of this Agreement; and Assumptor shall not change Assumptor’s name or, as applicable, Assumptor’s address for notices as set forth in paragraph 18 above, Assumptor’s principal residence or the jurisdiction in which Assumptor is organized, without giving Noteholder at least 30 days’ prior written notice.

j.
No Pledge of Equity Interests. All funds provided by Assumptor’s constituents to Assumptor are in the form of capital contributions and are not loans to Assumptor; neither the Property nor the direct ownership interests in Assumptor have been pledged or encumbered in connection with the acquisition of the Property by Assumptor.

22.         Representations and Warranties of Noteholder. Noteholder hereby represents and warrants as follows: (a) Noteholder has all requisite power and authority to enter into and perform this Agreement and the other documents contemplated hereby; and (b) the Loan Documents, including this Agreement and the other documents contemplated hereby are the valid, binding and enforceable obligations of Noteholder, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limited by creditors’ rights generally.

23.         UCC Filing. Assumptor hereby authorizes Noteholder to file any UCC Financing Statements or amendments thereto that Noteholder deems appropriate in connection with the Loan.

24.         No Waiver of Remedies. Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Noteholder by reason of the occurrence or existence of any fact, circumstance or event constituting a default or an Event of Default under the Note or any other Loan Document. Assumptor hereby acknowledges that the modifications provided herein shall not entitle Assumptor to any other or future modifications of the Loan Documents in the same, similar or other circumstances.

25.         Waiver of Acceleration. Noteholder hereby agrees that it shall not exercise its right to cause all sums secured by the Mortgage to become immediately due and payable because of the conveyance of the Property to Assumptor; provided, however, Noteholder reserves its right under the terms of the Mortgage or any other Loan Document to accelerate all principal and interest in the event of any subsequent sale, transfer, encumbrance or other conveyance of the Property, or any interest in Assumptor, except as permitted by any Loan Document.

26.         [Intentionally Deleted]

27.         Confirmation of Security Interest. Nothing contained herein shall affect or be construed to affect any lien, charge or encumbrance created by any Loan Document or the priority of that lien, charge or encumbrance.

28.         UCC Release Preparation. Noteholder hereby authorizes Assumptor to, and Assumptor hereby acknowledges and agrees that it shall, prepare, file and/or record any and all UCC-3 releases relating to Borrowers or Original Borrowers. Assumptor hereby agrees to indemnify and hold harmless Noteholder for, from and against any and all losses, claims, liabilities, damages and costs and expenses arising from or relating to the non-release of (or the allegation of the non-release of) security interests relating to the Loan to Borrowers or Original Borrowers.

29.         Integration; Interpretation. The Original Loan Documents and this Agreement and the documents contemplated hereby, contain or expressly incorporate by reference the entire agreement of the parties thereto with respect to the matters contemplated herein and supersede all prior negotiations. Neither the Original Loan Documents nor this Agreement and the documents contemplated hereby shall be modified except by written instrument executed by the applicable parties thereto. Any reference in any of the Original Loan Documents or this Agreement and the documents contemplated hereby to the Property shall include all or any parts of the Property.

30.         No Other Changes. Except as expressly modified and superseded by this Agreement, the terms and provisions of the Original Loan Documents are ratified, confirmed and approved and shall continue in full force and effect. In elaboration and not by way of limitation of the foregoing, all pledges and grants of security interests are ratified, confirmed and approved and Assumptor hereby pledges and assigns to Noteholder, and grants to Noteholder, a security interest in all collateral previously pledged or assigned or with respect to which a security interest was previously granted. Any property or rights to or interests in property granted as security in the Original Loan Documents shall remain as security for the Loan and the obligations of Assumptor under the Original Loan Documents as hereby modified.

31.         Entire Agreement. The Loan Documents contain the entire understanding and agreement of Assumptor and Noteholder in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, and understandings. No provision of the Loan Documents may be changed, discharged, supplemented, terminated or waived except in a writing signed by Assumptor and Noteholder.

32.         Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties but, with respect to any future transfers to heirs, successors or assigns, shall be subject to all prohibitions of transfers contained in any Loan Document.

33.         Attorneys’ Fees; Enforcement. If any attorney is engaged by Noteholder to enforce, construe or defend any provision of this Agreement with respect to Assumptor, or as a consequence of any default under or breach of this Agreement by Assumptor, with or without the filing of any legal action or proceeding, Assumptor shall be obligated to pay to Noteholder, upon demand, the amount of all attorneys’ fees and costs reasonably incurred by Noteholder in connection therewith, together with interest thereon from the date of such demand at the rate of interest applicable to the principal balance of the Note as specified therein.

34.         Choice of Law/Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to conflicts of law principles. Assumptor to the full extent permitted by applicable law, (i) hereby knowingly, intentionally and voluntarily submits to the personal jurisdiction in the State of New Jersey over any suit, action, or proceeding by any person or entity arising from or relating to the Loan Documents, as amended hereby, (ii) agrees that any such action, suit or proceeding may be brought in any state or federal court in New Jersey, (iii) submits to the jurisdiction of such courts, and (iv) agrees that it will not bring any action, suit or proceeding in any other forum (but nothing herein shall affect the right of Noteholder to bring any action, suit or proceeding in any other forum). To the full extent permitted by law, Assumptor further (w) consents and agrees to service of any summons, complaint or other legal process in any such suit, action or proceeding by registered or certified U.S. Mail, postage prepaid, to Assumptor’s designated agent at the address set forth in Section 18 above, (x) agrees that such address shall be maintained (or at least 30 days prior written notice given to Noteholder of any change of address relating to such designated agent) and that any failure to so maintain shall be an Event of Default hereunder and under the Loan Documents, (y) consents and agrees that such service shall constitute in every respect valid and effective service (but nothing herein shall affect the validity or effectiveness of process served in any other manner permitted by law), and (z) covenants and agrees that Assumptor does not have an office in New Jersey and does not conduct business in New Jersey (and that if Assumptor either obtains an office in New Jersey or begins to conduct business in New Jersey, Assumptor shall notify Noteholder in writing within 10 days of such occurrence).

35.         Waiver of Jury Trial. Assumptor, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily, waives, relinquishes and forever forges the right to a trial by jury in any action or proceeding based upon, arising out of, or in any way relating to the Loan or the Loan Documents, as amended hereby or any conduct, act or omission of Noteholder, Original Borrowers, Borrowers or Assumptor, or any of their directors, officers, partners, managers, members, employees, agents, affiliates, predecessors, successors or assigns or any other persons, in each of the foregoing cases, whether sounding in contract, tort or otherwise.

36.         Miscellaneous. From time to time, Assumptor shall execute or procure and deliver to Noteholder such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Loan Documents as shall be reasonably requested by Noteholder so as to evidence or effect the terms and provisions hereof. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents. The paragraph headings are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such paragraph. Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation. If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable. To facilitate execution, this Agreement and the documents contemplated hereby may be executed in as many counterparts as may be convenient or required and by facsimile or .pdf (except for the Mortgage Amendment which may be signed in counterpart but must contain original signatures). It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto.

IN WITNESS WHEREOF, Noteholder, Assumptor and New Guarantor have caused this Agreement to be duly executed as of the date first above written.

NOTEHOLDER

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By: Situs Holdings, LLC, a Delaware limited liability company d/b/a Hanover Street Capital Partners, acting in its capacity as servicer and not individually

By:
Name:
Title:

Signature Page to Agreement
S1

ASSUMPTOR

Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company

By:	/s/ Brett C. Moody
Name:	Brett C. Moody
Title:	President

NEW GUARANTOR:

Moody National REIT I, Inc., a Maryland corporation

By:	/s/ Brett C. Moody
Name:	Brett C. Moody
Title:	Chief Executive Officer

CONSENT AND RATIFICATION

The undersigned, Moody National CY Lyndhurst MT, LLC hereby consents to the foregoing Agreement and reaffirms and acknowledges its release as set forth in Section 20 of the Agreement.

Moody National CY Lyndhurst MT, LLC, a Delaware limited liability company

By:	/s/ Brett C. Moody
Name:	Brett C. Moody
Title:	President

CONSENT AND RATIFICATION

The undersigned, Brett Moody, hereby consents to the foregoing Agreement, reaffirms, reacknowledges and restates, to and for the benefit of Noteholder, effective as of the Effective Date all of its obligations under that (i) certain Guaranty dated as of August 31, 2007, executed by Brett Moody pertaining to the Loan (the “Moody Guaranty”) and (ii) that certain Environmental Liabilities Agreement dated August 31, 2007 executed by Brett Moody and pertaining to the Loan (the “Environmental Indemnity”). Except as expressly modified and amended by this Agreement, as applicable, all terms, covenants, conditions, and provisions of the Moody Guaranty and the Environmental Indemnity shall remain unaltered and in full force and effect, and Brett Moody does hereby expressly ratify and confirm its obligations under the Moody Guaranty and the Environmental Indemnity and any other Loan Document to which he is otherwise bound, as such Loan Documents are modified and amended hereby.

/s/ Brett C. Moody
Brett Moody

Signature Page to Agreement
S1

SPOUSAL WAIVER AND CONSENT

The undersigned acknowledges that the undersigned is the spouse of Brett Moody (the “Guarantor Spouse”), who executed (i) that certain Guaranty dated as of August 31, 2007, and (ii) that certain Environmental Liabilities Agreement dated August 31, 2007, as each may be amended from time to time (collectively, the “Guaranties”). The undersigned hereby waives any requirement or right that she join in the execution of the Guaranties, or any amendment to the foregoing or any other document required for any transactions contemplated thereby or any amendment thereto, or any other document now or hereafter executed by any party to the Guaranties in connection with the indebtedness evidenced by the same, or that she consent to any of the foregoing documents, including, without limitation, the Loan Assumption and Modification Agreement to which this waiver and consent is attached. It is expressly understood that third parties, including, without limitation, German American Capital Corporation, and its successors, assigns and agents, are entitled to rely on the foregoing.

Date: September___, 2014

/s/ Amy Moody
Amy Moody

Signature Page to Agreement
S2

LIST OF EXHIBITS

Exhibit “A-1”	Original TIC Borrowers

Exhibit “A-2”	Borrower

Exhibit “B”	List of Assumption Agreements

Exhibit “C”	List of TIC Guaranties

Exhibit “D”	List of UCC Financing Statements

Exhibit “E”	Mortgage Amendment

Exhibit “F-1”	Assumption of Environmental Indemnity

Exhibit “F-2”	New Guaranty

Exhibit “G”	Property Manager Acknowledgement

Exhibit “H”	New Cash Management Agreement

Exhibit “I”	Control Agreement

Exhibit “J”	New Guarantor Solvency Certificate

Exhibit “K-1”	Form of Release from TIC Borrowers

Exhibit “K-2”	Release from Moody Borrowers

Exhibit “L-1”	Form of Release from Noteholder to TIC Borrowers

Exhibit “L-2”	Release from Noteholder to Moody Borrowers

Schedule 1	Ownership Structure of Assumptor

1

Exhibit “A-1”

Original TIC Borrowers

TIC CY Lyndhurst 1, LLC, a Delaware limited liability company
TIC CY Lyndhurst 2, LLC, a Delaware limited liability company
TIC CY Lyndhurst 3, LLC, a Delaware limited liability company
TIC CY Lyndhurst 4, LLC, a Delaware limited liability company
TIC CY Lyndhurst 5, LLC, a Delaware limited liability company
TIC CY Lyndhurst 6, LLC, a Delaware limited liability company
TIC CY Lyndhurst 7, LLC, a Delaware limited liability company
TIC CY Lyndhurst 8, LLC, a Delaware limited liability company
TIC CY Lyndhurst 10, LLC, a Delaware limited liability company
TIC CY Lyndhurst 12, LLC, a Delaware limited liability company
TIC CY Lyndhurst 13, LLC, a Delaware limited liability company

Exhibit “A-2”

Borrower

Moody National CY Lyndhurst H, LLC, a Delaware limited liability company

TIC CY Lyndhurst 1, LLC
TIC CY Lyndhurst 2, LLC
TIC CY Lyndhurst 3, LLC
TIC CY Lyndhurst 4, LLC
TIC CY Lyndhurst 5, LLC
TIC CY Lyndhurst 6, LLC
TIC CY Lyndhurst 7, LLC
TIC CY Lyndhurst 8, LLC
TIC CY Lyndhurst 9, LLC
TIC CY Lyndhurst 10, LLC
TIC CY Lyndhurst 11, LLC
TIC CY Lyndhurst 12, LLC
TIC CY Lyndhurst 13, LLC
TIC CY Lyndhurst 14, LLC
TIC CY Lyndhurst 15, LLC
TIC CY Lyndhurst 16, LLC
TIC CY Lyndhurst 17, LLC
TIC CY Lyndhurst 18, LLC
TIC CY Lyndhurst 19, LLC
TIC CY Lyndhurst 20, LLC
TIC CY Lyndhurst 21, LLC
TIC CY Lyndhurst 22, LLC
TIC CY Lyndhurst 23, LLC
TIC CY Lyndhurst 24, LLC
TIC CY Lyndhurst 25, LLC
TIC CY Lyndhurst 26, LLC
TIC CY Lyndhurst 27, LLC
TIC CY Lyndhurst 28, LLC
TIC CY Lyndhurst 29, LLC
TIC CY Lyndhurst 30, LLC
TIC CY Lyndhurst 31, LLC
TIC CY Lyndhurst 32, LLC

Exhibit “B”

Assumption Agreement dated as of September 28, 2007 and recorded in Official Records Book 1093, Page 255 of the Records, that certain Assumption Agreement dated as of September 28, 2007, and recorded in Official Records Book 1093, Page 271 of the Records, that certain Assumption Agreement dated as of September 28, 2007, and recorded in Official Records Book 1093, Page 287 of the Records, that certain Assumption Agreement dated as September 28, 2007 and recorded in Official Records Book 1093, Page 3 02 of the Records, that certain Assumption Agreement dated as of September 28, 2007 and recorded in Official Records Book 1093, Page 318 of the Records, that certain Assumption Agreement dated as of September 28, 2007 and recorded in Official Records Book 1093, Page 334 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 126 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 142 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 158 of the Records, that certain Assumption Agreement dated as of October 31,2007 and recorded in Official Records Book 1100, Page 174 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 11 00, Page 190 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 206 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 222 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 238 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 254 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 270 of the Records, that certain Assumption Agreement dated as of November 29, 2007 and recorded in Official Records Book 1101, Page 146 of the Records, that certain Assumption Agreement dated as of December 14, 2007 and recorded in Official Records Book 1102, Page 337 of the Records, that certain Assumption Agreement dated as of January 10, 2008 and recorded in Official Records Book 17174, Page 786 of the Records, that certain Assumption Agreement dated as of January 10, 2008 and recorded in Official Records Book 17174, Page 802 of the Records, that certain Assumption Agreement dated as of January 10, 2008 and recorded in Official Records Book 17174, Page 818 of the Records and that certain Assumption Agreement dated as of January 30, 2008 and recorded in Official Records Book 1106, Page 049 of the Records

Exhibit “C”

TIC Principal Guaranty dated as of August 31, 2007, executed by Clair R. Hopkins, Jr. and Julia W. Hopkins in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Sherman Edwin Peugh and Laurie Ann Manetta-Peugh in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Michael Pavel in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Margaret Pavel in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Douglas M. Todd, III in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Theofane Tsolakis in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Paul R. Patterson in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Hazel Taylor in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Cecil E. Watts and Marjorie E. Watts in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Thomas A. Hanan in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Bernard W. Gimbel and Diane Gimbel in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by Norris Whitmore and Tori Whitmore in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by Phillip Rosenfield in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by Stephen Webber and Julie Webber in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by Lily Bee in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by John R. Scalf and Angela V. Scalf in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by Kenneth E. Solie and Jeannette D. Solie in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by Jerome M. Cowan in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by John V. Faturos and Marie Faturos in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by August Lenhart in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by Jeffrey W. Fillmore and Sherri L. Fillmore in favor of Original Lender.

TIC Principal Guaranty dated as of September 28, 2007, executed by Richard A.K. Russell and Yoko H. Russell in favor of Original Lender.

TIC Principal Guaranty dated as of September 28, 2007, executed by Edward W. Griffith and Carol H. Griffith in favor of Original Lender.

TIC Principal Guaranty dated as of September 28, 2007, executed by Lawrence B. Miller in favor of Original Lender.

TIC Principal Guaranty dated as of September 28, 2007, executed by Donna J. Tong in favor of Original Lender.

TIC Principal Guaranty dated as of September 28, 2007, executed by John Gray Gubler and Mollie B. Gubler in favor of Original Lender.

Original TIC Principal Guaranty dated as of September 28, 2007, executed by Dean Daskarolis and Veatriki Daskarolis in favor of Original Lender.

TIC Principal Guaranty dated as of November 29, 2007, executed by Dorothy Irving in favor of Original Lender.

TIC Principal Guaranty dated as of December 14, 2007, executed by A. Alexander Pireno in favor of Original Lender.

TIC Principal Guaranty dated as of January 10, 2008, executed by Jean Dethiersant in favor of Original Lender.

TIC Principal Guaranty dated as of January 10, 2008, executed by Rosemarie Parr in favor of Original Lender.

TIC Principal Guaranty dated as of January 10, 2008, executed by Courtney Leigh Sherman in favor of Original Lender

Exhibit “D”

UCC Financing Statement reflecting Moody S and Moody National CY Lyndhurst H, LLC, as debtors, and Original Lender, as secured party, recorded in Official Records Book 105164 and 001744-R of the Records, as amended and/or assigned.

UCC Financing Statement reflecting TIC 1, TIC 2, TIC 3, TIC 4, TIC 5, TIC 6, TIC 7, TIC 8, TIC 10, TIC 12, and TIC 13, as debtors, and Original Lender, as secured party, recorded in Official Records Book 105166 and 001745-R of the Records, as amended and/or assigned.

UCC Financing Statement reflecting TIC 9, TIC 11, TIC 14, TIC 15, TIC 16, and TIC 17, as debtors, and Original Lender, as secured party, recorded in Official Records Book 113672 and 001893-R of the Records, as amended and/or assigned.

UCC Financing Statement reflecting TIC 18, TIC 19, TIC 20, TIC 21, TIC 22, TIC 23, TIC 24, TIC 25, TIC 26 and TIC 27, as debtors, and Original Lender, secured party, recorded in Official Records Book 136159 and 002309-R of the Records, as amended and/or assigned.

UCC Financing Statement reflecting TIC 28, as debtor, and Original Lender, secured party, recorded in Official Records Book 2516 and 000060 of the Records, as amended and/or assigned.

UCC Financing Statement reflecting TIC 29, as debtor, and Original Lender, as secured party, recorded in Official Records Book 138174 and 002343 of the Records, as amended and/or assigned.

UCC Financing Statement reflecting TIC 30, TIC 31, and TIC 32, as debtors, and Original Lender, as secured party, recorded in Official Records Book 11345 and 000206-R of the Records, as amended and/or assigned.

UCC Financing Statement reflecting Moody S, and Moody H, as debtors, and Original Lender, as secured party, filed under File No. 2007 3715603 with the Delaware Secretary, as amended and/or assigned.

UCC Financing Statement reflecting TIC 1, TIC 2, TIC 3, TIC 4, TIC 5, TIC 6, TIC 7, TIC 8, TIC 10, TIC 12, and TIC 13, as debtors, and Original Lender, as secured party, filed under File No. 2007 3391678 with the Delaware Secretary of State (“Delaware Secretary”), as amended and/or assigned.

UCC Financing Statement reflecting TIC 9, TIC 11, LLC, TIC 14, LLC, TIC 15, TIC 16, and TIC 17 as debtors, and Original Lender, as secured party, filed under File No. 2007 3715603 with the Delaware Secretary, as amended and/or assigned.

UCC Financing Statement reflecting TIC 18, TIC 19, TIC 20, TIC 21, TIC 22, TIC 23, LLC, TIC 24, TIC 25, TIC 26 and TIC 27, as debtors, and Original Lender, as secured party, filed under File No. 2007 4148721 with the Delaware Secretary, as amended and/or assigned.

UCC Financing Statement reflecting TIC 28, as debtor, and Original Lender, as secured party, filed under File No. 2007 4729835 with the Delaware Secretary, as amended and/or assigned.

UCC Financing Statement reflecting TIC 29, as debtor, and Original Lender, as secured party, filed under File No. 2007 4521497 with the Delaware Secretary, as amended and/or assigned.

UCC Financing Statement reflecting TIC 30, TIC 31, and TIC 32, as debtors, and Original Lender, secured party, filed under File No. 2008 0132926 with the Delaware Secretary, as amended and/or assigned.

Exhibit “E”

PREPARED BY AND WHEN RECORDED MAIL TO: Gary F. Eisenberg, Esq. Perkins Coie LLP 30 Rockefeller Plaza, Floor 25 New York, NY 10112-0015

SECOND AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

THIS SECOND AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Amendment”) is dated as of September ___, 2014, by and German American Capital Corporation, a Maryland corporation (“Noteholder”), and Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company (“Assumptor”).

RECITALS

A.           On or about August 31, 2007, Citigroup Global Markets Realty Corp., a New York corporation (“Original Lender”), made a loan (the “Loan”) to Moody National CY Lyndhurst H, LLC, a Delaware limited liability company, Moody National CY Lyndhurst S, LLC, a Delaware limited liability company, and each of the parties listed on “Exhibit A” attached hereto (collectively “Original Borrower”), in the original principal amount of Thirty-Four Million Three Hundred Fifty Thousand and no/100 Dollars ($34,350,000.00).

B.           The Loan is evidenced by, among other things, that certain Fixed Rate Note dated August 31, 2007 (the “Note”) in the original principal amount of Thirty-Four Million Three Hundred Fifty Thousand and no/100 Dollars ($34,350,000.00) executed by Original Borrower in favor of Original Lender, as transferred to Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mortgage Pass-Through Certificates, Series 2008-C7 (“Wells Fargo”) pursuant to that certain Allonge executed by Original Lender, as further transferred to CGCMT 2008-C& Polito Avenue, LLC, a New Jersey Limited Liability Company (“CGCMT”), pursuant to that certain Allonge date September 13, 2010 executed by Wells Fargo, as further assigned to MTGLQ Investors, L.P., a Delaware limited partnership (“MTGLQ”) pursuant to that certain Allonge dated November 18, 2010 executed by CGCMT, as further assigned to Special Situations Investing Group II, LLC, a Delaware limited liability company (“Special Situations”) pursuant to that certain Allonge executed by MTGLQ, as further assigned to Noteholder pursuant to that certain Allonge executed by Special Situations, and Noteholder currently holds the Note.

C.           The Loan is secured by, among other things, (i) that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated August 31, 2007 (the “Mortgage”), executed by Original Borrower for the benefit of Original Lender, and covering the real and personal property more particularly described therein (the “Property”), recorded in the Office of the County Recorder of Berger County, New Jersey (the “Official Records”) in Book 16984, Page 845, as assigned pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing recorded in Book 1432, Page 174 in the Official Records, and as further assigned pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing and Other Loan Documents recorded in Book 540, Page 1290 in the Official Records, and as assumed, modified and amended by those certain Assumption Agreements described on Exhibit “B” attached hereto (collectively, the “Assumption Agreements”), and as further amended by that certain First Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made as of February 29, 2008 and recorded in Book 1125, Page 369 in the Official Records (the “First Amendment”) and as assigned to Noteholder pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated May 1, 2013 and recorded on May 24, 2013, in Book V 1402, Page 1333 in the Official Records; and (ii) that certain Assignment of Leases and Rents (the “Assignment”), dated August 31, 2007, executed by Original Borrower for the benefit of Original Lender, recorded in the Official Records in Book 16984, Page 932, as amended by the Assumption Agreements and the First Amendment.

D.           The Note, the Mortgage, the Assignment and all of the other documents evidencing, securing, or relating to the Loan may be collectively referred to in this Amendment as the “Loan Documents.”

E.            Noteholder, Assumptor and other parties have entered into that certain Assumption and Loan Modification Agreement (the “Loan Modification Agreement”) which, among other things, assigns the Loan to Assumptor. Pursuant to the Loan Modification Agreement, Assumptor and Noteholder have agreed to execute this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assumptor and Noteholder hereby agree as follows:

1.           Security. The Mortgage is hereby amended to reflect that the Mortgage secures, among other things, the Note, the Loan and the Obligations (as defined in the Mortgage), as amended by the Loan Modification Agreement.

2.           Definitions. All references to the Note and any other Loan Document in the Mortgage shall be deemed to refer to such agreements, documents and instruments as modified, including by the Loan Modification Agreement. All references to the Loan shall be deemed to refer to the Loan as modified by the Loan Modification Agreement. All references to the Note or Notes shall be deemed to refer to the Note, as modified by the Loan Modification Agreement

3.           Full Force and Effect. Other than as amended hereby or by the Loan Modification Agreement, the Mortgage shall remain in full force and effect.

4.           Miscellaneous. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document. A facsimile or electronic copy of the signature pages of this Amendment shall be effective and binding upon the parties as if such signatures were original signatures. Should any provision of this Amendment be declared or determined by any court to be illegal or invalid, the validity of the remaining provisions of this Amendment shall not be affected thereby.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day above first written.

ASSUMPTOR:

Witnessed or Attested by:	Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company

By:
	Name:	Brett C. Moody
	Title:	President

STATE OF__________	:
	:	ss.
COUNTY OF________	:

I CERTIFY that on September _____, 2014, ____________________________ personally came before me and this person acknowledged under oath, to my satisfaction, that:

(a)	this person signed, sealed and delivered the attached document as Authorized Signatory of______, the ______________of ___________ named in this document; and

(b)	this document was signed and made by the __________as its voluntary act and deed by virtue of authority from its ________.

NOTARY PUBLIC

NOTEHOLDER:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By: Situs Holdings, LLC, a Delaware limited liability company d/b/a Hanover Street Capital Partners, acting in its capacity as servicer and not individually

By:
Name:
Title:

Witnessed or Attested by:
_______________________________________________:

STATE OF__________	:
	:	ss.
COUNTY OF________	:

I CERTIFY that on September _____, 2014, ____________________________ personally came before me and this person acknowledged under oath, to my satisfaction, that:

(a)	this person signed, sealed and delivered the attached document as Authorized Signatory of ______, the ______________ of German American Capital Corporation named in this document; and

(b)	this document was signed and made by the __________ as its voluntary act and deed by virtue of authority from its ________.

NOTARY PUBLIC

Exhibit A to Amendment to Mortgage

TIC CY Lyndhurst 1, LLC, a Delaware limited liability company
TIC CY Lyndhurst 2, LLC, a Delaware limited liability company
TIC CY Lyndhurst 3, LLC, a Delaware limited liability company
TIC CY Lyndhurst 4, LLC, a Delaware limited liability company
TIC CY Lyndhurst 5, LLC, a Delaware limited liability company
TIC CY Lyndhurst 6, LLC, a Delaware limited liability company
TIC CY Lyndhurst 7, LLC, a Delaware limited liability company
TIC CY Lyndhurst 8, LLC, a Delaware limited liability company
TIC CY Lyndhurst 10, LLC, a Delaware limited liability company
TIC CY Lyndhurst 12, LLC, a Delaware limited liability company
TIC CY Lyndhurst 13, LLC, a Delaware limited liability company

Exhibit B to Amendment to Mortgage

Assumption Agreement dated as of September 28, 2007 and recorded in Official Records Book 1093, Page 255 of the Records, that certain Assumption Agreement dated as of September 28, 2007, and recorded in Official Records Book 1093, Page 271 of the Records, that certain Assumption Agreement dated as of September 28, 2007, and recorded in Official Records Book 1093, Page 287 of the Records, that certain Assumption Agreement dated as September 28, 2007 and recorded in Official Records Book 1093, Page 3 02 of the Records, that certain Assumption Agreement dated as of September 28, 2007 and recorded in Official Records Book 1093, Page 318 of the Records, that certain Assumption Agreement dated as of September 28, 2007 and recorded in Official Records Book 1093, Page 334 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 126 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 142 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 158 of the Records, that certain Assumption Agreement dated as of October 31,2007 and recorded in Official Records Book 1100, Page 174 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 11 00, Page 190 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 206 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 222 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 238 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 254 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 270 of the Records, that certain Assumption Agreement dated as of November 29, 2007 and recorded in Official Records Book 1101, Page 146 of the Records, that certain Assumption Agreement dated as of December 14, 2007 and recorded in Official Records Book 1102, Page 337 of the Records, that certain Assumption Agreement dated as of January 10, 2008 and recorded in Official Records Book 17174, Page 786 of the Records, that certain Assumption Agreement dated as of January 10, 2008 and recorded in Official Records Book 17174, Page 802 of the Records, that certain Assumption Agreement dated as of January 10, 2008 and recorded in Official Records Book 17174, Page 818 of the Records and that certain Assumption Agreement dated as of January 30, 2008 and recorded in Official Records Book 1106, Page 049 of the Records

Exhibit “F-1”

ASSUMPTION OF ENVIRONMENTAL INDEMNITY

THIS ASSUMPTION OF ENVIRONMENTAL INDEMNITY (this “Assumption”) is dated as of September ____, 2014 by and between Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company, and Moody National REIT I, Inc., a Maryland corporation (collectively, “Assumptor”), and German American Capital Corporation, a Maryland corporation (“Noteholder”).

RECITALS

A.           Noteholder and Assumptor have entered into that certain Assumption and Loan Modification Agreement (the “Loan Modification Agreement”) dated of approximately even date herewith, together with other loan modification documents referenced therein (collectively, the “Loan Modification Documents”).

B.           The entities identified on Exhibit A attached hereto, Moody National CY Lyndhurst H, LLC, a Delaware limited liability company (collectively, the “Environmental Guarantors”) and Brett Moody are indemnitors under that certain Environmental Liabilities Agreement dated August 31, 2007 (the “Environmental Indemnity”) in favor of Noteholder’s predecessor in interest.

C.           Assumptor desires to assume the Environmental Guarantors’ (Brett Moody’s, obligations will remain in place) obligations under the Environmental Indemnity, and Noteholder desires to consent to such assumption on the terms set forth herein.

D.           The full execution of this Assumption is a condition precedent to the effectiveness of the Loan Modification Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Incorporation by Reference. The terms contained in the Loan Modification Agreement are hereby incorporated herein by reference.

2.           Assumption of Environmental Indemnity. Assumptor hereby assumes all of Environmental Guarantors’ duties, obligations and liabilities under the Environmental Indemnity, and Noteholder hereby consents to such assumption.

3.           Consent. Assumptor acknowledges receiving copies of and reading the Loan Modification Documents, including the Environmental Indemnity, and hereby consent to all of the terms and provisions of the Environmental Indemnity.

4.           Reaffirmation of Loan Documents. Assumptor agrees that all references, if any, to the Note, the Mortgage and any other Original Loan Documents in the Environmental Indemnity shall be deemed to refer to such agreements, documents and instruments as modified and restated by the Loan Modification Documents. The Original Loan Documents, as amended by the Loan Modification Agreement and by the Loan Modification Documents, including this Assumption, shall be considered “Loan Documents” with each reference in the Environmental Indemnity to any of the Original Loan Documents to be to such Original Loan Documents as amended by the Loan Modification Agreement and the Loan Modification Documents.

5.           Representation and Warranty. Assumptor represents and warrants that the Environmental Indemnity, as modified, is the legal, valid, and binding obligation Assumptor, subject to bankruptcy, insolvency and similar laws affecting the enforcement of the rights or remedies of creditors generally and/or equitable principles of general application (regardless of whether such enforceability is considered in a proceeding in equity or at law).

6.           Miscellaneous. This Assumption may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document. A facsimile or electronic copy of the signature pages of this Assumption shall be effective and binding upon the parties as if such signatures were original signatures. Should any provision of this Assumption be declared or determined by any court to be illegal or invalid, the validity of the remaining provisions of this Assumption shall not be affected thereby.

7.           Defined Terms. Capitalized terms used herein or in the Environmental Indemnity, as hereby amended, and not otherwise defined shall have the meaning ascribed to them in the Loan Modification Agreement. Anything in the Loan Modification Documents to the contrary notwithstanding, the Environmental Indemnity, as hereby modified, remain in full force and effect and all references to “Borrower” in the Guaranties shall be deemed to refer to Assumptor.

IN WITNESS WHEREOF, the parties hereto have executed this Assumption as of the day above first written.

ASSUMPTOR:

Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company

By:
Name:	Brett C. Moody
Title:	President

Moody National REIT I, Inc., a Maryland corporation

By:
Name:	Brett C. Moody
Title:	Chief Executive Officer

NOTEHOLDER:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By: Situs Holdings, LLC, a Delaware limited liability company d/b/a Hanover Street Capital Partners, acting in its capacity as servicer and not individually

By:
Name:
Title:

Exhibit A to Assumption of Environmental Indemnity

TIC CY Lyndhurst 1, LLC
TIC CY Lyndhurst 2, LLC
TIC CY Lyndhurst 3, LLC
TIC CY Lyndhurst 4, LLC
TIC CY Lyndhurst 5, LLC
TIC CY Lyndhurst 6, LLC
TIC CY Lyndhurst 7, LLC
TIC CY Lyndhurst 8, LLC
TIC CY Lyndhurst 9, LLC
TIC CY Lyndhurst 10, LLC
TIC CY Lyndhurst 11, LLC
TIC CY Lyndhurst 12, LLC
TIC CY Lyndhurst 13, LLC
TIC CY Lyndhurst 14, LLC
TIC CY Lyndhurst 15, LLC
TIC CY Lyndhurst 16, LLC
TIC CY Lyndhurst 17, LLC
TIC CY Lyndhurst 18, LLC
TIC CY Lyndhurst 19, LLC
TIC CY Lyndhurst 20, LLC
TIC CY Lyndhurst 21, LLC
TIC CY Lyndhurst 22, LLC
TIC CY Lyndhurst 23, LLC
TIC CY Lyndhurst 24, LLC
TIC CY Lyndhurst 25, LLC
TIC CY Lyndhurst 26, LLC
TIC CY Lyndhurst 27, LLC
TIC CY Lyndhurst 28, LLC
TIC CY Lyndhurst 29, LLC
TIC CY Lyndhurst 30, LLC
TIC CY Lyndhurst 31, LLC
TIC CY Lyndhurst 32, LLC

Exhibit “F-2”

New Guaranty

GUARANTY

This GUARANTY (“Guaranty”) is executed as of __________, 2014, by Moody National REIT I, Inc., a Maryland corporation (“Guarantor”), for the benefit of German American Capital Corporation, a Maryland corporation, its successors or assigns (“Lender”).

A.           Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company (“Borrower”), has assumed that certain loan (“Loan”) pursuant to that certain Assumption and Loan Modification Agreement of even date herewith (the “Loan Modification Agreement”), which Loan is evidenced by that certain Fixed Rate Note dated of August 31, 2007, payable to the order of Citigroup Global Markets Realty Corp., a New York corporation (“Original Lender”), in the original principal amount of $34,350,000 (together with all renewals, modifications, increases and extensions thereof, the “Note”), which Loan is (1) secured by the liens and security interests of a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of August 31, 2007 (as the same has been and may be amended, restated, extended, or otherwise modified from time to time, the “Mortgage”), pursuant to which Moody National CY Lyndhurst H, LLC, a Delaware limited liability company, Moody National Cy Lyndhurst S, LLC, a Delaware limited liability company, and each of the parties listed on Exhibit “A” attached hereto (collectively, “Original Borrower”) granted Original Lender a first lien on the Property (as defined in the Mortgage), and (2) further evidenced, secured or governed by the other Loan Documents (as defined in the Mortgage);

B.           Lender is the current holder of the Note, secured party under the Mortgage and owner of all of the other Loan Documents;

C.           Lender is not willing to enter into the Loan Modification Agreement with Borrower unless Guarantor unconditionally guarantees payment and performance to Lender of the Guaranteed Obligations (as herein defined); and

D.           Guarantor is the owner of a direct or indirect interest in Borrower, Guarantor is also the owner of a direct or indirect interest in Moody National CY Lyndhurst MT, LLC, a Delaware limited liability company (“Master Tenant”; Master Tenant and Borrower, and each direct or indirect owner of any interest in Borrower and each affiliate is herein referred to as a “Borrower Affiliate”) and Guarantor will directly benefit from Lender’s entering into the Loan Modification Agreement with Borrower. For the purposes of this Guaranty, the term Borrower Affiliate shall not include holders of interest in Guarantor who are not affiliates of Brett Moody.

NOW, THEREFORE, as an inducement to Lender to make the Loan to Separate Borrower thereunder and to extend such additional credit as Lender may from time to time agree to extend under the Loan Documents, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees as follows:

NATURE AND SCOPE OF GUARANTY

Guaranty of Obligation. Guarantor hereby irrevocably and unconditionally guarantees to Lender (and its successors and assigns) the payment and performance of the Guaranteed Obligations (as hereinafter defined) as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary Borrower, and that Guarantor shall fully perform each and every obligation herein.

Definition of Guaranteed Obligations. As used herein, the term “Guaranteed Obligations” shall mean the Debt (as defined in the Note) in the event (i) any petition or proceeding for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by Borrower, or against Borrower by any Borrower Affiliate, or if Borrower or any Borrower Affiliate or their respective agents (at the direction of Borrower or such Borrower Affiliate), affiliates, officers or employees consent to, acquiesce in, arrange or otherwise participate in bringing about the institution of such petition or proceeding against Borrower without Lender’s prior written consent, or (ii) if subsequent to the commencement of any voluntary bankruptcy proceeding with respect to Borrower, any involuntary bankruptcy proceeding is brought by Lender against Borrower or a Borrower Affiliate files any motion contesting the same. Guarantor shall also be liable for, and shall indemnify, defend and hold Lender, its successors and assigns, and their respective shareholders, employees, officers, directors, and agents (each an “Indemnified Party”) harmless from and against any loss, cost, expense, damage, claim or other obligation (including without limitation reasonable attorneys’ fees and court costs) incurred or suffered by Lender (“Lender’s Costs”) arising out of or in connection with the following:

any fraud or intentional material misrepresentation by Borrower or any Borrower Affiliate in connection with the Loan Documents;

any liability of Borrower under that certain the Environmental Liabilities Agreement executed by Original Borrower for the benefit of Original Lender, dated on or about August 31, 2007, including the indemnification provisions contained therein, which was assumed by Borrower pursuant to that certain Assumption of Environmental Indemnity dated as of the date hereof;

any application in violation of the Loan Documents by Borrower or any of its Borrower Affiliates of any funds derived from the Property, including security deposits, insurance proceeds and condemnation awards;

after the occurrence of an Event of Default or otherwise to the extent the Loan Documents require such application, the failure of Borrower or any of its Borrower Affiliates to apply proceeds of rents (including rents collected in advance) or any other receipts in respect of the leases (lease termination and modification payments and recoveries upon defaulted leases) and other income or funds derived from the Property or any other collateral when received to the costs of maintenance and operation of the Property and to the payment of taxes, lien claims, insurance premiums, monthly payments of principal and interest or escrow payments or other payments due under the Loan Documents;

if Borrower or any Borrower Affiliates or their respective agents (at the direction of Borrower or any Borrower Affiliate), affiliates, officers or employees contests or in any way interferes with, directly or indirectly, any foreclosure action or sale commenced by Lender or with any other enforcement of Lender’s rights, powers or remedies under any of the Loan Documents or under any document evidencing, securing or otherwise relating to the Property or any other collateral for the Debt (whether by making any motion, bringing any counterclaim, claiming any defense, seeking any injunction or other restraint, commencing any action seeking to consolidate any such foreclosure or other enforcement with any other action, or otherwise), other than contests brought in good faith;

the seizure or forfeiture of the Property, or any portion thereof, or Lender’s interest therein, resulting from criminal wrongdoing by Borrower or any Borrower Affiliate or their respective agents (at the direction of Borrower or such Borrower Affiliate), affiliates, officers or employees;

in the event Lender has waived (or Borrower has failed to pay or the Mortgage does not require) the monthly collection for real and personal property taxes, assessments, insurance premiums, or ground rents, then failure by Borrower or any Borrower Affiliate to pay any or all such taxes, assessments, premiums and rents to the extent funds are available to Borrower or any Borrower Affiliate from the Property and Borrower or any Borrower Affiliate have not applied available funds to the Property;

material intentional physical waste of the Property caused by the acts or omissions of Borrower or any Borrower Affiliate;

any knowing failure by Borrower to insure the Property in accordance with the Loan Documents to the extent funds are available to Borrower or any of any Borrower Affiliate from the Property and Borrower or any Borrower Affiliate has not applied available funds to the Property;

the removal or disposal of any portion of the Property by Borrower or any Borrower Affiliate after an Event of Default to the extent such Property is not replaced by Borrower with like property of equivalent value, function and design;

if there shall occur any material Event of Default by Borrower under the provisions of Section 9 of the Mortgage (entitled “Single Purpose Entity/Separateness”) as amended by the Loan Modification Agreement, other than any breach of Sections 9(d) (with respect to the payment of permitted trade debt only), 9(f), 9(k) and 9(p);

if there shall occur any material Event of Default by Borrower under the provisions of Section 12 of the Mortgage (entitled “Transfer or Encumbrance of the Property”) as amended by the Loan Modification Agreement, provided that, the parties hereby agree that Guarantor’s required distributions as a real estate investment trust shall not be deemed a violation of the provisions of Section 12(a) of the Mortgage; and

if, without the Lender’s prior written consent, unless such consent is not required under the Mortgage, Borrower enters into any amendment to, modification of or termination of the Master Lease (as defined in the Mortgage).

The Guaranteed Obligations shall also include, and Guarantor shall be personally liable for and pay to Lender upon demand all fees, costs and expenses, including without limitation reasonable legal fees and expenses, incurred by Lender and its servicers in connection with the enforcement by Lender of any obligations for which Borrower is personally liable under Section 12 of the Note and under the Environmental Liabilities Agreement, and any obligations of Guarantor for which Guarantor is liable hereunder, together with interest accrued on any such unpaid obligations at the Default Rate (as such term is defined in the Note) to the extent the unpaid obligations are not paid in full within ten (10) days of demand therefor.

Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance, is joint and several (if there is more than one Guarantor with respect to this Guaranty, but not with respect to other guarantors of other Borrowers), and is not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor and after (if Guarantor is a natural person) Guarantor’s death (in which event this Guaranty shall be binding upon Guarantor’s estate and Guarantor’s legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of Guarantor to Lender with respect to Guaranteed Obligations. This Guaranty may be enforced by Lender and any subsequent holder of the Note and shall not be discharged by the assignment or negotiation of all or part of the Note.

Guaranteed Obligations Not Reduced by Offset. The Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

Payment by Guarantor. To the extent Guarantor is obligated or required under this Guaranty to make such payment, if all or any part of the Guaranteed Obligations, as limited by Section 1.2, shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, Guarantor shall, within ten (10) business days of written demand by Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Lender at Lender’s address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

No Duty to Pursue Others. It shall not be necessary for Lender (and Guarantor hereby waives any rights which Guarantor may have to require Lender), in order to enforce such payment by Guarantor, first to (a) institute suit or exhaust its remedies against Borrower or others liable on the Loan or the Guaranteed Obligations or any other person, (b) enforce Lender’s rights against any collateral which shall ever have been given to secure the Loan, (c) enforce Lender’s rights against any other guarantors of the Guaranteed Obligations, (d) join Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, (e) exhaust any remedies available to Lender against any collateral which shall ever have been given to secure the Loan, or (f) resort to any other means of obtaining payment of the Guaranteed Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations, unless required by applicable law.

Waivers. Guarantor agrees to the provisions of the Loan Documents, and hereby waives notice of (a) any loans or advances made by Lender to Borrower, (b) acceptance of this Guaranty, (c) any amendment or extension of the Note or of any other Loan Documents, (d) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower’s execution and delivery of any promissory notes or other documents arising under the Loan Documents or in connection with the Property, (e) the occurrence of any breach by Borrower or Event of Default, (f) Lender’s transfer or disposition of the Guaranteed Obligations, or any part thereof, (g) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations, (h) protest, proof of non-payment or default by Borrower, or (i) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and the obligations hereby guaranteed.

Payment of Expenses. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, within ten (10) business days of written demand by Lender, pay Lender all costs and expenses (including court costs and reasonable attorneys’ fees) incurred by Lender in the enforcement hereof or the preservation of Lender’s rights hereunder. The covenant contained in this section shall survive the payment and performance of the Guaranteed Obligations.

Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other action under any debtor relief law, or any judgment, order or decision thereunder, Lender must rescind or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor’s obligations hereunder shall not be discharged except by Guarantor’s performance of such obligations and then only to the extent of such performance.

Deferment of Rights of Subrogation, Reimbursement and Contribution.

Notwithstanding any payment or payments made by Guarantor hereunder, Guarantor will not assert or exercise any right of Lender or of Guarantor against Borrower to recover the amount of any payment made by Guarantor to Lender by way of subrogation, reimbursement, contribution, indemnity, or otherwise arising by contract or operation of law, and Guarantor shall not have any right of recourse to or any claim against assets or property of Borrower, until ninety-one (91) days after the Loan and all other Obligations of Borrower under the Loan Documents shall have been paid in full and satisfied, all of such rights being herein expressly waived by Guarantor. Guarantor agrees not to seek contribution or indemnity or other recourse from any other guarantor. If any amount shall nevertheless be paid to Guarantor by Borrower prior to payment in full of the Obligations (hereinafter defined), such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied to the Obligations, whether matured or unmatured. The provisions of this section shall survive the termination of this Guaranty, and any satisfaction and discharge of Borrower by virtue of any payment, court order or any applicable law.

Notwithstanding the provisions of subsection 1.10(a), Guarantor shall have and be entitled to (i) all rights of subrogation otherwise provided by applicable law in respect of any payment it may make or be obligated to make under this Guaranty, and (ii) all claims it would have against Borrower or any other guarantor in the absence of subsection 1.10(a) and to assert and enforce same, in each case on and after, but at no time prior to, the date (the “Subrogation Trigger Date”) which is ninety-one (91) days after the date on which all sums owed to Lender under the Loan Documents (the “Obligations”) have been paid in full, if and only if (x) no Event of Default of the type described in subsections 22(f) or 22(g) of the Mortgage with respect to Borrower exists on the Subrogation Trigger Date, and (y) the existence of Guarantor’s rights under this subsection 1.10(b) would not make Guarantor a creditor (as defined in the Code, as such term is hereinafter defined) of Borrower in any insolvency, bankruptcy, reorganization or similar proceeding commenced on or prior to the Subrogation Trigger Date.

Bankruptcy Code Waiver. It is the intention of the parties that Guarantor shall not be deemed to be a “creditor” or “creditors” (as defined in Section 101 of the United States Bankruptcy Code (the “Bankruptcy Code”)) of Borrower, by reason of the existence of this Guaranty, in the event that Borrower or Guarantor, becomes a debtor in any proceeding under the Bankruptcy Code, and in connection herewith, Guarantor hereby waives any such right as a “creditor” under the Bankruptcy Code. This waiver is given to induce Lender to enter into the Loan Modification Agreement and the assumption of the Loan by Borrower. After the Loan is paid in full and there shall be no obligations or liabilities under this Guaranty outstanding, this waiver shall be deemed to be terminated.

Borrower. The term “Borrower” as used herein shall include any new or successor corporation, association, partnership (general or limited), joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Borrower or any interest in Borrower.

Obligations Not Secured. This Guaranty is not secured by any of the Loan Documents securing the Loan.

EVENTS AND CIRCUMSTANCES NOT REDUCING
OR DISCHARGING GUARANTOR’S OBLIGATIONS

Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

Modifications. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations, Note, Loan Documents, or other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Obligations or any failure of Lender to notify Guarantor of any such action.

Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or Guarantor.

Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (a) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (b) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (c) the officers or representatives executing the Loan Modification Agreement, the Note or the other Loan Documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, (d) the Guaranteed Obligations violate applicable usury laws, (e) Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, (f) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (g) the Loan Modification Agreement, the Note or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

Release of Borrower. Any full or partial release of the liability of Borrower on the Guaranteed Obligations, or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that Lender will look to other parties to pay or perform the Guaranteed Obligations.

Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations.

Care and Diligence. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Lender (a) to take or prosecute any action for the collection of any of the Guaranteed Obligations, (b) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (c) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations.

Intentionally Deleted.

Merger. The reorganization, merger or consolidation of Borrower into or with any other corporation or entity.

Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else.

Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Documents, the Guaranteed Obligations, or the security and collateral therefor, whether or not action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.

REPRESENTATIONS AND WARRANTIES

To induce Lender to enter into the Loan Modification Agreement to and to allow Borrower to assume the Loan, Guarantor represents and warrants to Lender as follows:

Benefit. Guarantor is an affiliate of Borrower, is the owner of a direct or indirect interest in Borrower, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.

Familiarity and Reliance. Guarantor is familiar with the financial condition of Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Obligations; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

No Representation by Lender. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

Guarantor’s Financial Condition. As of the date hereof, and after giving effect to this Guaranty, Guarantor is solvent, has assets which, fairly valued, exceed its obligations, liabilities and debts and has property and assets sufficient to satisfy and repay its obligations and liabilities.

Legality. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, deed to secure debt, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights.

Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.

Review of Documents. Guarantor has examined the Loan Modification Agreement, the Note and all of the Loan Documents.

Litigation. Except as otherwise disclosed to Lender, there are no proceedings pending or, so far as Guarantor knows, threatened before any court or administrative agency which, if decided adversely to Guarantor, would materially adversely affect the financial condition of Guarantor or the authority of Guarantor to enter into, or the validity or enforceability of, this Guaranty.

Tax Returns. Guarantor has filed all required federal, state and local tax returns and has paid all taxes as shown on such returns as they have become due. No claims have been assessed and which remain unpaid with respect to such taxes.

SUBORDINATION OF CERTAIN INDEBTEDNESS

Subordination of All Guarantor Claims. Upon the occurrence of an Event of Default or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims. As used herein, the term “Guarantor Claims” shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include without limitation all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor’s payment of all or a portion of the Guaranteed Obligations to the extent the provisions of Section 1.10 hereof are unenforceable.

Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lender in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that portion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

Payments Held in Trust. In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

Liens Subordinate. Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not (a) exercise or enforce any creditor’s right it may have against Borrower, except to the extent permitted under Section 4.1 hereof, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

FINANCIAL COVENANTS

Guarantor hereby agrees, as a material inducement to Lender to enter into the Loan Modification Agreement with Borrower, to furnish, from time to time to Lender promptly upon demand by Lender current and dated financial statements detailing the assets and liabilities of Guarantor certified by Guarantor, in form and substance reasonably acceptable to Lender. Guarantor hereby warrants and represents unto Lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to Guarantor did or will at the time of such delivery fairly and accurately present the financial condition of Guarantor. Guarantor hereby agrees, for the benefit of Lender, through the term of the Loan: (i) Guarantor shall maintain (x) a Net Worth (as defined below), in the aggregate, as determined by Lender in its sole and absolute discretion, of not less than $50,000,000.00 (the “Net Worth Threshold”) and (y) Liquid Assets (as defined below) of not less than $2,500,000.00 (the “Liquid Assets Threshold”); (ii) Guarantor shall not sell, pledge, mortgage or otherwise transfer any of its assets, or any interest therein, on terms materially less favorable than would be obtained in an arms-length transaction or if such transaction would cause the Net Worth of Guarantor to fall below the Net Worth Threshold or the Liquid Assets of Guarantor to fall below the Liquid Assets Threshold; (iii) Guarantor shall evidence compliance with the Net Worth Threshold and the Liquid Assets Threshold by the preparation and delivery to Lender of financial statements, prepared in accordance with generally accepted accounting principles, consistently applied (“GAAP”) and certified by Guarantor, with such financial statements to be prepared for Guarantor for each calendar quarter commencing on or before eighteen (18) months after date of agreement (“Guarantor’s First Delivery of Financials”) and delivered to Lender promptly following the end of each subsequent calendar quarter, together with a certificate of compliance from Guarantor; and (iv) Guarantor shall notify Lender within ten (10) days after Guarantor becomes aware that Guarantor has failed to maintain the Net Worth Threshold and/or Liquid Assets Threshold as set forth above. “Net Worth” shall mean, as of a given date, the excess of (i) the aggregate fair saleable value of the assets of Guarantor as of such date determined in accordance with GAAP over (ii) the amount of all liabilities of Guarantor, contingent or otherwise, as of such date, determined in accordance with GAAP. “Liquid Asset” shall mean any of the following, but only to the extent owned individually, free of all security interests, liens, pledges, charges or any other encumbrances other than banker’s liens, setoff rights and other similar rights of licensed financial institutions with whom accounts are established relating to any of the following: (a) cash or cash equivalents, (b) certificates of deposit (with a maturity of two years or less) issued by, or savings account with, any bank or other financial institution reasonably acceptable to Lender, (c) marketable securities listed on a national or international exchange reasonably acceptable to Lender, marked to market; and (d) obligations of (or fully guaranteed as to principal and interest by) the United States or any agency or instrumentality thereof (provided the full faith and credit of the United States supports such obligation or guarantee), provided that Liquid Assets shall not include any asset that is a part of any of the Property or that is otherwise part of the collateral for the Loan or any setoff rights of institutions with whom accounts are established relating to any securities under subclause (c) above.

MISCELLANEOUS

Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

Joint and Several Liability. If Guarantor consists of more than one person or entity, the obligations and liabilities of each such person or entity hereunder shall be joint and several.

Notices. Any notice, demand, statement, request or consent made hereunder shall be in writing and shall be deemed to be received by the addressee on the day such notice is tendered to a nationally recognized overnight delivery service or on the next business day following the third business day following the day such notice is deposited with the United States Postal Service first class certified mail, return receipt requested, in either instance, addressed to the address, as set forth below, of the party to whom such notice is to be given, or to such other address as either party shall in like manner designate in writing. The addresses of the parties hereto are as follows:

Guarantor:

Moody National REIT I, Inc.
6363 Woodway, Suite 110
Houston, Texas 77057
Attention: Brett Moody

Lender:

German American Capital Corporation
c/o Hanover Street Capital
New York, NY 10005
Attn.: Tom Deja, Director-Portfolio Manager

Governing Law; Jurisdiction. This Guaranty shall be governed by and construed in accordance with the laws of the State in which the real property encumbered by the Mortgage is located and the applicable laws of the United States of America. Guarantor hereby irrevocably submits to the jurisdiction of any court of competent jurisdiction located in the state in which the Property is located in connection with any proceeding out of or relating to this Guaranty. In addition, Guarantor hereby consents to service of process by overnight mail at the address for Guarantor set forth in Section 6.3 above.

Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

Parties Bound; Assignment. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives, provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder.

Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

Defined Terms. Terms used herein but not defined herein shall have the meanings ascribed to them in the Mortgage.

Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all persons required to bind any party, or the acknowledgment of such party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages.

Rights and Remedies. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

Entirety. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR’S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

Waiver of Right to Trial by Jury. GUARANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE MORTGAGE, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.

EXECUTED as of the day and year first above written.

GUARANTOR:

Moody National REIT I, Inc., a Maryland corporation

By:
Name:	Brett C. Moody
Its:	Chief Executive Officer

EXHIBIT “A”

TIC CY LYNDHURST 1, LLC, a Delaware limited liability company
TIC CY LYNDHURST 2, LLC, a Delaware limited liability company
TIC CY LYNDHURST 3, LLC, a Delaware limited liability company
TIC CY LYNDHURST 4, LLC, a Delaware limited liability company
TIC CY LYNDHURST 5, LLC, a Delaware limited liability company
TIC CY LYNDHURST 6, LLC, a Delaware limited liability company
TIC CY LYNDHURST 7, LLC, a Delaware limited liability company
TIC CY LYNDHURST 8, LLC, a Delaware limited liability company
TIC CY LYNDHURST 10, LLC, a Delaware limited liability company
TIC CY LYNDHURST 12, LLC, a Delaware limited liability company
TIC CY LYNDHURST 13, LLC, a Delaware limited liability company

Exhibit “G”

ACKNOWLEDGMENT OF PROPERTY MANAGER

THIS ACKNOWLEDGMENT OF PROPERTY MANAGER is entered into on the ____ day of September, by Moody National Hospitality Management, LLC (“Property Manager”), with its address at 6363 Woodway, Suite 110, Houston, Texas 77057 , Attention: Brett Moody, to and for the benefit of German American Capital Corporation, a Maryland corporation (“Lender”).

1.           Noteholder’s predecessor in interest, Citigroup Global Markets Realty Corp., a New York corporation (“Original Lender”), made a loan to Moody National CY Lyndhurst H, LLC, a Delaware limited liability company, Moody National Cy Lyndhurst S, LLC, a Delaware limited liability company, and each of the parties listed on “Exhibit A” attached hereto (collectively, “Original Borrower”) in the original principal amount of Thirty-Four Million Three Hundred Fifty Thousand and no/100 Dollars ($34,350,000.00) (the “Loan”), as secured by that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated August 31, 2007, (the “Mortgage”) executed by Original Borrower to and for the benefit of Original Lender, which was recorded in Book 16984, Page 845 in the Official Records of the County Clerk of Bergen County, New Jersey, covering, among other things, certain property located in the State of New Jersey, as more particularly described therein (the “Property”), as same has been amended and assigned (herein called the “Mortgage”).

2.           Pursuant to that certain Loan Assumption and Modification Agreement dated as of the date hereof and documents relating thereto, Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company (“Borrower”) has assumed the Loan.

3.           In addition, Borrower has (i) assumed that certain Amended and Restated Master Lease dated as of the date hereof with Moody National CY Lyndhurst MT, LLC, a Delaware limited liability company (“Master Tenant”) for use of the Property (ii) been assigned all rights of Original Borrower under that certain Assignment of Leases and Rents (the “Master Tenant Security Agreement”) dated as of August 31, 2007, executed for the benefit of Original Borrower, which was assigned by Original Borrower to Original Lender as additional security under the Loan.

4.           Property Manager has entered, or will enter, into a property management agreement, as amended (the “Contract”) with Master Tenant, a true, correct and complete copy of which is attached hereto as Exhibit B, providing for the performance by Property Manager of certain management obligations more particularly described therein with respect to the management and operation of the Property.

5.           Pursuant to the Master Tenant Security Agreement, Master Tenant has collaterally assigned to Borrower all of Master Tenant’s right, title and interest under the Contract.

6.           Pursuant to the Mortgage, Borrower has collaterally transferred to Lender all of Borrower’s right, title and interests under the Contract.

7.           Lender has requested, and Property Manager has agreed, to subordinate any rights to payment under the Contract as described herein.

8.           Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Mortgage.

NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Property Manager hereby represents, warrants and agrees with Lender as follows:

1.           Property Manager hereby agrees that until such time as the Debt (as defined in the Note) has been paid in full, all rights, interests and privileges of Property Manager under the contract, and all management fees and other payment obligations of Master Tenant to Property Manager for services rendered by Property Manager for the management and operation of the Property, as such services are more particularly described in the Contract, are hereby subordinated to the Loan Documents and the liens in favor of Lender provided for therein, and to all rights of Borrower to receive payment from Master Tenant and Lender to receive payment from Borrower under the Note and all other amounts which may be due Lender under the Loan Documents. Property Manager recognizes and agrees that so long as no Event of Default (as that term is defined in the Note) has occurred and is continuing, Property Manager shall, subject to the requirements of the Loan Documents, including any such requirements governing management and application of Property and Borrower revenues and cash flow, be entitled to receive payments provided for under the Contract in accordance with the terms thereof. Notwithstanding anything to the contrary set forth herein, once a payment has been made to Property Manager, and assuming that the same is made in the ordinary course of business and otherwise in accordance with the terms of the Contract, Property Manager shall have no obligation to refund the same to Lender, Borrower or Master Tenant. Subject to the right to receive payments pursuant to the terms of the immediately preceding sentence, Property Manager hereby releases, discharges and waives any and all liens, claims, demands of any kind or nature, against the Property, either now or in the future, arising from the services provided by Property Manager for the management and operation of the Property.

2.           In the event that Master Tenant defaults under the terms of the Contract beyond applicable cure and grace periods, Property Manager agrees that before exercising any rights or remedies with respect thereto, it will notify Lender of such default. Upon Lender’s request, Property Manager will continue to perform under the Contract, subject to being paid in accordance with the Contract for the work performed. In all events, Property Manager recognizes that the maximum amount that shall be due and payable under the Contract is the amount stated therein (such amount being adequate to complete the services called for in the Contract), and that Property Manager will not claim any incidental, consequential, or exemplary damages of any nature as a condition to completing its performance under the Contract.

3.           In the event that (a) Property Manager becomes insolvent, (b) an Event of Default occurs and is continuing, or (c) Property Manager materially breaches the terms of the Contract, Lender may exercise its rights under the Loan Documents and direct Borrower to direct Master Tenant, or direct Master Tenant directly to terminate the Contract upon written notice to Property Manager and to replace Property Manager with a management company acceptable to Lender. Upon receiving notice of any such election, Property Manager shall abide by such direction to terminate and cooperate with any replacement manager approved by Lender; provided, however, in no event shall Property Manager be required to perform any of its duties or comply with the terms and conditions of the Contract on and after the date of termination of the Contract by Master Tenant. Except as expressly set forth in the Contract, no termination fee or other compensation shall be due or owing under the Contract as a result of any such termination other than management fees earned through the termination date. Notwithstanding the terms of the immediately preceding sentence, Property Manager acknowledges and agrees that no termination fee shall be payable in the event the Contract is terminated due to Property Manager becoming insolvent or due to Property Manager materially breaching the terms of the Contract.

4.           Without limiting the foregoing, in the event Lender forecloses or otherwise succeeds to the rights of Borrower with respect to the Property and terminates the Master Lease in connection therewith, Lender shall have the option upon written notice to Property Manager delivered within thirty (30) days following foreclosure by Lender or other acquisition of the Property by Lender, either to (a) terminate the Contract without any obligation or liability of Lender to pay the termination fees, if any; or (b) continue the Contract in effect upon all of the terms and provisions provided in the Contract, except that Lender shall have no obligation to pay any sums due and owing under the Contract as of the date of foreclosure or other acquisition of the Property, and Lender shall have the right after it elects to continue the Contract under subparagraph (b) hereof to terminate the Contract without cause upon thirty (30) days written notice to Property Manager without any obligation or liability of Lender to pay the termination fees, if any. Property Manager acknowledges and agrees with Lender that Lender has not assumed any obligations or liabilities of Master Tenant to Property Manager under the Contract. If Lender chooses not to continue the Contract following a foreclosure or other acquisition of the Property and termination of the Master Lease, the only compensation from Lender for which Property Manager shall be entitled under the Contract shall be for the period commencing with the date of such foreclosure, other acquisition and termination of the Master Lease and ending upon the subsequent termination by Lender of the Contract.

5.           Property Manager agrees (a) not to resign as property manager without thirty (30) days prior written notice to Lender, and (b) not to amend the Contract without Lender’s prior written approval. The foregoing notwithstanding, Property Manager may, in its sole discretion, sub-contract some or all of its rights and obligations to one or more third party property managers as long as the Contract remains in full force and effect, and so long as: (i) the rights conferred upon such sub-property manager do not exceed the rights granted the Property Manager under the Contract, and (ii) the termination of the Contract results in the termination of any sub-management agreement without penalty.

6.           Property Manager acknowledges and agrees that any and all rents, profits or other sums (collectively herein called “Property Proceeds”) collected or received by Property Manager from the Property are subject to a security interest of Borrower pursuant to the Master Tenant Security Agreement, which security interest has been assigned to Lender pursuant to the Loan Documents, and shall be collected and held by Property Manager for the benefit of Master Tenant, Borrower and Lender. Subject to the terms of the Cash Management Agreement (as defined below), any such Property Proceeds shall be deposited into a deposit account as provided in the Cash Management Agreement. Subject to the terms of the Cash Management Agreement and the Contract, such Property Proceeds shall be used by Property Manager for proper expenses and costs of managing and operating the Property as permitted under the Contract. Property Manager hereby disclaims any and all interests in such account and in any of the Property Proceeds, except as may otherwise exist under this agreement. Upon written notice from Lender that (a) a Default (as such term is defined in the Master Lease) has occurred and is continuing, and (b) as a result of the continuance of such Default, Lender has exercised Lender’s right to collect the Property Proceeds pursuant to the terms of the Master Tenant Security Agreement, Property Manager agrees not to pay any of the Property Proceeds to Master Tenant or to Borrower without the prior written approval of Lender, but to pay such Property Proceeds as instructed in writing by Lender, and further agrees to cooperate in the establishment of a lock box for the deposit of all Property Proceeds for the benefit of Lender, if so instructed by Lender. Notwithstanding the foregoing or anything to the contrary contained herein, Property Manager acknowledges and agrees that pursuant to that certain Cash Management Agreement dated as of the date hereof between Borrower and Lender (the “Cash Management Agreement”), upon the effectiveness thereof, certain requirements are specified with respect to the Property Proceeds and other payments due under any Lease (as defined in the Mortgage) or otherwise with respect to the Property, and Property Manager covenants and agrees to directly deposit any Property Proceeds received by Property Manager, upon the occurrence and during the continuance of a Default under the Master Lease, into the Deposit Account (as defined in the Cash Management Agreement) within three (3) Business Days (as defined herein) of Property Manager’s receipt of the same.

7.           Property Manager represents and warrants that (a) a true, correct and complete copy of the Contract is attached hereto as Exhibit B, (b) the Contract is in full force and effect and has not been modified, amended or assigned, except by the amendments or assignments attached as part of Exhibit B, (c) neither Property Manager nor, to Property Manager’s actual knowledge, Master Tenant is in default under any of the terms, covenants or provisions of the Contract, (d) Property Manager has no knowledge of and has not received any written notice for the purpose of terminating the Contract, (e) all management fees, commissions and other sums currently or previously due and payable to Property Manager under the Contract have been paid in full, and (f) except as disclosed on Exhibit C, Property Manager is not affiliated in any manner with any Borrower.

8.           This instrument shall be deemed to be a contract entered into pursuant to the laws of the state in which the Property is located and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located.

9.           All notices or other written communications hereunder shall be deemed to have been properly given upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, one (1) Business Day after having been deposited for overnight delivery with any reputable overnight courier service, or three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Lender:

German American Capital Corporation
c/o Hanover Street Capital
New York, NY 10005
Attn.: Tom Deja, Director-Portfolio Manager

With a copy to:

Perkins Coie LLP
30 Rockefeller Plaza
22nd floor
New York, NY 10112-0085
Attn.: Gary Eisenberg, Esq.

If to Property Manager:

Moody Hospitality Management, LLC
6363 Woodway, Suite 110
Houston, Texas 77057
Attention: Brett Moody

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this paragraph 9, the term “Business Day” shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York. Any party by notice to the others may designate additional or different addresses for subsequent notices or communications.

10.           This instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Lender or any other party, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

11.           If any term, covenant or condition of this instrument is held to be invalid, illegal or unenforceable in any respect, this instrument shall be construed without such provision.

12.           This instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single agreement. The failure of any party hereto to execute this instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

13.           Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

14.           This instrument shall be binding upon the parties to this agreement and their respective heirs, devisees, representatives, successors and assigns, and shall inure to the benefit of and may be enforced by and binding upon Lender and its heirs, successors, legal representatives, substitutes and assigns. Property Manager shall not assign any of its rights or obligations under this instrument.

15.           This instrument is intended solely for the benefit of Lender and its heirs, successors, legal representatives, substitutes and assigns, and no third party shall have any right or interest in this instrument, nor any right to enforce this instrument against any party hereto.

16.           The undersigned Master Tenant joins in the execution and delivery of this Acknowledgment of Property Manager in order to acknowledge and agree to the terms and conditions hereof, and the exercise of Lender of all its rights and remedies hereunder.

[Signature Page Follows]

EXECUTED as of the day and year first above written.

PROPERTY MANAGER:

Moody Hospitality Management, LLC, a Texas limited liability company

By:
Name:	Brett C. Moody
Title:	Chief Executive Officer

MASTER TENANT:

Moody National CY Lyndhurst MT, LLC, a Delaware limited liability company

By:
Name:	Brett C. Moody
Title:	President

EXHIBIT A to Acknowledgement Property Manager

TIC CY LYNDHURST 1, LLC, a Delaware limited liability company
TIC CY LYNDHURST 2, LLC, a Delaware limited liability company
TIC CY LYNDHURST 3, LLC, a Delaware limited liability company
TIC CY LYNDHURST 4, LLC, a Delaware limited liability company
TIC CY LYNDHURST 5, LLC, a Delaware limited liability company
TIC CY LYNDHURST 6, LLC, a Delaware limited liability company
TIC CY LYNDHURST 7, LLC, a Delaware limited liability company
TIC CY LYNDHURST 8, LLC, a Delaware limited liability company
TIC CY LYNDHURST 10, LLC, a Delaware limited liability company
TIC CY LYNDHURST 12, LLC, a Delaware limited liability company
TIC CY LYNDHURST 13, LLC, a Delaware limited liability company

EXHIBIT B to Acknowledgment of Property Manager

[Insert Copy of Property Management Agreement and amendments thereto]

Exhibit C to Acknowledgement of Property Manager

(1)	Brett Moody is the President, Secretary and Treasurer

(2)	The Members are Carter E. Moody Trust, Chloe G. Moody Trust, Catherine A. Moody Trust and Duke C. Moody Trust. Brett C. Moody is the Trustee of each Trust.

Exhibit “H”

[insert New Cash Management Agreement]

Exhibit “I”

LOCK BOX AGREEMENT

THIS LOCK BOX AGREEMENT (“Agreement”) is made as of the ____ day of September 2014, by and among Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company (“Borrower”); Moody National CY Lyndhurst MT, LLC, a Delaware limited liability company (“Master Tenant”), Moody National Hospitality Management, LLC, a Texas limited liaibilty company (“Property Manager”), German American Capital Corporation, a Maryland corporation (together with its successors, assigns and transferees (“Lender”), and Green Bank, N.A., having its principal place of business at 4000 Greenbriar, Houston, Texas 77098, Attention: Payton Jones (“Account Bank”).

RECITALS:

A.           Reference is made to that certain demand deposit account number __________ at Account Bank into which account checks, automated clearinghouse transactions and other items of payment (“Items”) are deposited, that will be maintained for the benefit of Borrower or Master Tenant (the “Account”) maintained with Account Bank. Borrower is granting to Lender, among other things, a security interest in all of Borrower’s right, title and interest in the Account, and is assigning to Lender Borrower’s security interest in all of Master Tenant’s right, title and interest in the Account. The Account constitutes the “Deposit Account” to be established and maintained pursuant to that certain Cash Management Agreement, dated as of the date hereof (the “Cash Management Agreement”), between Borrower, Master Tenant and Lender. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Cash Management Agreement.

B.           Lender requires as a condition to the assumption and modification of the Loan, that Borrower, Master Tenant and Account Bank enter into this Agreement for the set-up and maintenance of the Deposit Account with Account Bank.

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           The Account (Account No. _____________ shall at all times have a minimum balance of $________ (the “Minimum Balance”).

2.           The Account is an Eligible Account. As used herein, (i) “Eligible Account” shall mean a separate and identifiable account from all other funds held by the holding institution that is either (i) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company is subject to regulations substantially similar to 12 C.F.R. §9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

3.           (a)           Borrower represents that it has granted a security interest and lien in, to and upon the Account to Lender. Borrower hereby confirms the security interest granted by Borrower to Lender in all of Borrower’s right, title and interest in and to the Account and all sums now or hereafter on deposit in or payable or withdrawable from the Restricted Account (the “Account Funds”, which includes, if applicable, all financial assets, security entitlements, investment property, and other property and the proceeds thereof now or at any time hereafter held in the Account) and all “products”, “proceeds”, “substitutions” and “accessions” (as each such term is defined under the Uniform Commercial Code as in effect in the State in which the Account is located (the “UCC”)) of, for or to any or all of the Account and Account Funds. Lender hereby appoints Account Bank as agent for Lender solely for the purpose of perfecting the security interest of Lender in the Account and the Account Funds.

    (b)           Master Tenant represents that it has granted a security interest and lien in, to and upon the Account (i) to Borrower, which is currently, and shall remain, in full force and effect, and (ii) to Lender, to attach only upon an Acceleration Event (as defined in the Cash Management Agreement). Master Tenant hereby confirms the security interest granted by Master Tenant (1) to Borrower, as heretofore attached, and (2) to Lender, to attach only upon an Acceleration Event, in each case, in all of Master Tenant’s right, title and interest in and to the Account and all Account Funds and all “products”, “proceeds”, “substitutions” and “accessions” (as each such term is defined under the UCC) of, for or to any or all of the Account and Account Funds. Lender hereby appoints Account Bank as agent for Lender solely for the purpose of perfecting the security interest of Lender in the Account and the Account Funds.

4.           So long as there is no Sweep Period or Event of Default occurring, Lender agrees that Borrower and/or Master Tenant will be allowed access to the Account and the sums in the Account until Account Bank receives, and has responded in a Timely Manner (as hereinafter defined) to, written notice from Lender directing that Borrower and Master Tenant will no longer have access to the Account or the sums in the Account (an “Access Termination Notice”).

5.           Upon Account Bank’s receipt of the Access Termination Notice, funds on deposit from time to time in the Account shall be held and disbursed as follows:

(a)           Subject to and in accordance with the terms of the Cash Management Agreement, Lender shall have the exclusive right to direct and provide instructions to Account Bank as to the disposition of all amounts then or thereafter deposited in the Account, and Account Bank shall follow the instructions of Lender with respect to the disposition of any sums in the Account without obtaining the consent of Borrower or Master Tenant. Account Bank shall not comply with any instruction from Borrower or Master Tenant in connection with the Account unless consented to in writing by Lender.

(b)           Account Bank, subject to its applicable availability policy in effect from time to time, shall permit Lender to transfer funds in accordance with Account Bank’s usual and customary funds transfer procedures. Checks made payable to Borrower, Master Tenant, the Property Manager, the Property, or the Account shall be deemed suitable for deposit in the Account, subject to Account Bank’s availability policy ; and

(c)           Each of Borrower and Master Tenant agrees it shall not make any attempt to access the Account or funds therein, unless consented to in writing by Lender. Each of Borrower and Master Tenant irrevocably authorizes Account Bank to comply with any Access Termination Notice even if Borrower or Master Tenant objects to such notice in any way, and agrees that Account Bank may disburse the sums in the Account in response to any disposition instructions received from Lender.

As used in this Agreement, “Timely Manner” means receipt of the relevant notice or instruction at a time and in a manner affording Account Bank a reasonable opportunity (not to exceed two (2) business days) to act thereon.

6.           The Account shall be maintained in the name of Borrower or Master Tenant, subject to Lender’s rights in the Account as provided herein, which Account Bank acknowledges. All funds and financial assets credited thereto shall constitute collateral to secure the payment of Master Tenant’s obligations under the Master Lease, and the payment of the Obligations, to the extent as provided in the Cash Management Agreement, and, subject to Section 4 above, shall at all times be subject to the exclusive dominion and control of Lender. Lender shall be entitled to exercise the rights that comprise any financial asset credited to the Account in accordance with the terms of this Agreement and the Cash Management Agreement. None of the terms and conditions of any of the Account shall be amended or modified without the prior written consent of Lender, which consent Lender may grant or withhold in its sole discretion. Account Bank shall, subject to the terms of this Agreement, treat Lender as entitled to exercise the rights that comprise any financial asset properly credited to the Account.

7.           Account Bank represents, warrants, acknowledges and agrees that (a) this Agreement constitutes notice of (i) Lender’s security interest in the Account and (ii) Borrower’s security interest in the Account, pursuant to the Cash Management Agreement and Lender hereby consents thereto to each, (b) for the purposes of Sections 9-327, 9-328 and 9-339 of the UCC, Account Bank’s security interest in the Account shall be subordinated to, and rank in priority behind the security interest of Lender, and Borrower’s security interest in the Account has been assigned to, and, for so long as any Obligation remains outstanding and unpaid, shall be exercisable only by, Lender, (c) Account Bank is engaged in the business of lending and is a “bank” as such term is defined in Section 9-102 of the UCC, (d) the Account will remain a deposit account at all times and (e) no other notices of control, assignment, grant of security interest or lien of any kind in respect of the Account are reflected in Account Bank’s records concerning the Account. Account Bank hereby agrees that it will immediately notify Lender upon receipt of any such notice of control, assignment, grant of security interest, or lien of any kind in respect of the Account that it receives, including the notice conferred by this Agreement. Account Bank agrees not to allow any Person other than the Lender to have control of the Collateral. Account Bank hereby waives any and all rights it may have at law or otherwise to set off, or make any claim, against the Account, except (x) for the payment of Account Bank’s fees and expenses for maintenance of the Account (which shall include a one-time set-up fee of $1,000.00 and such fees as ordinarily and customarily are charged by the Account Bank customers with accounts similar to the Account), and (y) to the extent permitted to debit the Account in accordance with Section 16.

8.           Notwithstanding any other provisions of this Agreement, it is agreed that Account Bank shall not be liable either directly or indirectly for any action taken by it or any of its directors, officers, agents or employees in accordance with this agreement except for its or their own gross negligence or willful misconduct. In no event shall Account Bank be liable either directly or indirectly for losses or delays resulting from force majeure, computer malfunctions, interruption of communication facilities, labor difficulties or other causes beyond Account Bank’s reasonable control or for consequential damages.

9.           Borrower or Master Tenant will pay Account Bank’s charges and fees applicable to this service as specified in writing or as otherwise agreed to in writing by Borrower, Master Tenant and Account Bank and such charges and fees may be charged directly against the Account.

10.           Lender is responsible for, and Account Bank may rely upon, the contents of any notice or instruction that Account Bank believes in good faith to be from Lender (or Servicer) without any independent investigation. Account Bank shall have no duty to inquire into the authority of the person in giving such notice or instruction. In the event that Account Bank receives conflicting notices or instructions, Account Bank may refuse to act.

11.           (a)           In the event that the Account is deemed to be a “deposit account” or a “securities account” as such terms are defined in the UCC, then solely for the purposes of the UCC or any federal law or regulation governing the creation or perfection of a security interest, each of Borrower and Master Tenant acknowledges that in such case, the Account is a “deposit account” or, to the extent provided below, a “securities account” (as such terms are defined in the UCC), and Account Bank represents that it is maintaining and shall maintain the Account as a deposit account (as defined in the UCC).

(b)           Borrower, Master Tenant, Lender and Account Bank agree that Account Bank will comply with instructions originated by Lender directing disposition of funds in the Account, without further consent of Borrower or Master Tenant. Each of Borrower and Master Tenant shall at any time and from time to time, upon prior written notice from Lender, take such additional steps as Lender may reasonably request for Lender (i) to maintain “control” (within the meaning of §9-104 of the UCC) of the Account to the extent it consists of a “deposit account”, and (ii) to otherwise ensure the continued perfection and priority of Lender’s security interest in and assignment of the Collateral and of the preservation of its rights therein, including but not limited to the filing of financing statements. Account Bank agrees not to allow any Person other than Lender to have control of the Collateral and further agrees not to enter into any control agreement or any other agreement relating to the Account with any other third party.

12.           All notices, demands, requests, consents, approvals and other communications (each herein a “Notice” or collectively “Notices”) required, permitted, or desired, to be given hereunder shall be in writing sent by telefax or by registered or certified mail, postage prepaid, return receipt requested or delivered by hand or courier service addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party shall have specified most recently by like Notice.

If to Account Bank:

Green Bank, N.A.
4000 Greenbriar, Houston, Texas 77098
Attention: Payton Jones

If to Borrower:	c/o Moody National REIT I, Inc.
6363 Woodway, Suite 110
Houston, TX 77057
Attn: Brett C. Moody and Alex Sims

If to Lender:	c/o Hanover Street Capital
                  New York, NY 10005
                  Attn.: Tom Deja, Director-Portfolio Manager

If to Master Tenant:	c/o Moody National REIT I, Inc.
6363 Woodway, Suite 110
Houston, TX 77057
Attn: Brett C. Moody and Alex Sims

13.           Account Bank shall have the right to resign as Account Bank hereunder upon thirty (30) days’ prior written notice to Borrower, Master Tenant, Lender and the Rating Agencies, and in the event of such resignation, Lender shall appoint a successor Account Bank within thirty (30) days of such notice . No such resignation by Account Bank shall become effective until a successor Account Bank shall have accepted such appointment and executed an instrument by which it shall have assumed all of the rights and obligations of Account Bank hereunder. In connection with any resignation by Account Bank, (i) the resigning Account Bank shall, at the sole cost of Borrower or Master Tenant and upon prior written notice to Borrower and Master Tenant, (A) duly assign, transfer and deliver to the successor Account Bank this Agreement and all cash and funds held by Account Bank hereunder, (B) execute such other instruments as may be necessary to assign to and give effect to such succession and (C) take such other actions as may be reasonably required by Lender or the successor Account Bank in connection with the foregoing and (ii) Account Bank shall confirm that there has been established by Borrower or Master Tenant, for the benefit of Lender, as secured party, and otherwise in accordance with the provisions of this Agreement and the Cash Management Agreement, a deposit account, which shall become the Account for purposes of this Agreement upon the succession of such Account Bank.

14.           This Agreement shall not be assignable by Account Back, except that Account Bank may assign or transfer its rights and obligations to any subsidiary of Account Bank or any successor thereto. This Agreement shall bind the respective successors and assigns of the parties and shall inure to the benefit of their respective successors and assigns.

15.           This Agreement shall be construed in accordance with the internal laws (and not the law of conflicts) of the state of Texas and applicable federal laws. As between Lender on the one hand and either Borrower or Master Tenant on the other hand, Section 8.10 of the Cash Management Agreement applies under this Agreement as if set forth at length herein. ACCOUNT BANK, SERVICER, BORROWER, MASTER TENANT AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY.

16.           Without limiting Paragraph 9 hereof, each of Borrower and Master Tenant authorizes Account Bank to debit the Account from time to time, for: (a) Items, including, without limitation, any automated clearinghouse transactions which are returned for any reason, and any adjustments; and (b) upon prior written notice to Borrower and Master Tenant, any amount then due from Borrower, Master Tenant or Lender to Account Bank under this Agreement or related to the Items, the Account and the services provided hereunde, provided Account Bank advises Borrower of the amount thereof in accordance with Account Bank’s then current practice. Subject to the terms of this Section, in the event that Account Bank has or subsequently obtains by agreement, operation of law or otherwise, a security interest in the Account or any security entitlement credited thereto, Account Bank hereby agrees that such security interest shall be subordinate to the security interest of Lender.

17.           Account Bank, Servicer, Borrower and Master Tenant represent and warrant to Lender that there are no other agreements entered into between Account Bank, Borrower, and Master Tenant with respect to the Account except for any standard depository account agreements, between Account Bank and Borrower and Master, that govern the establishment and operation of the Account. Subject to Account Bank’s rights described in the last sentence of Section 7, the financial assets and other items deposited to the Account will not be subject to deduction, set off, banker’s lien or any other right in favor of any person other than Lender.

18.           Except for the claims and interest of Lender, of Borrower and of Master Tenant in the Account, Account Bank represents and warrants to Lender that Account Bank does not know of any claim to, or interest in, the Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Account or in any financial asset carried therein, Account Bank will promptly notify Lender, Master Tenant and Borrower thereof.

19.           This Agreement shall be effective as of the date above written. Neither this Agreement nor any provisions hereof may be changed, amended, modified or waived orally, but only by an instrument in writing signed by the parties hereto. Any provisions of this Agreement which may prove unenforceable under any law or regulation shall not affect the validity of any other provision hereof. This Agreement may be executed in one or more counterparts, including .pdf and facsimile counterparts, all of which shall constitute one and the same original agreement.

20.           Upon written request from Borrower or Master Tenant, Account Bank will from time to time provide to Borrower and Master Tenant information regarding the Account.

21.           Account Bank shall not be deemed to have any knowledge (imputed or otherwise) of: (a) any of the terms or conditions of the Cash Management Agreement (except for capitalized terms used in this Agreement and defined in the Cash Management Agreement) or any document referred to therein or relating to any financing arrangement between Borrower or Master Tenant, and Lender, or any breach thereof, or (b) any occurrence or existence of a default. Account Bank has no obligation to inform any person of such breach or to take any action in connection with any of the foregoing, except such actions regarding the Account as are specified in this Agreement. Account Bank is not responsible for the enforceability or validity of the security interest in the Items and the Account.

22.           Unless due to the negligence or willful misconduct of Account Bank, Borrower agrees to indemnify Account Bank for, and hold Account Bank harmless from, all claims, damages, losses, liabilities and expenses, including reasonable legal fees and expenses, resulting from or with respect to this Agreement and administration and maintenance of the Account and the services provided hereunder, including, without limitation:

(a)           any action taken, or not taken, by Account Bank in regard thereto in accordance with the terms of this Agreement;

(b)           any Item, including without limitation, any automated clearinghouse transactions which are returned for any reason; and

(c)           any failure of Borrower to pay any invoice or charges for services in respect to this Agreement and the Account or any amount owing Account Bank with respect thereto or to the service provided hereunder.

Lender agrees that if Lender receives payment of any Item or any automated clearinghouse transactions that is returned for any reason and Account Bank is unable to recover the funds from Borrower or Master Tenant or from the Account, Lender shall reimburse Account Bank for such returned Items.

23.           Nothing in this Agreement, unless otherwise agreed in writing, or any course of dealing between Borrower, Lender, Master Tenant or Account Bank, commits or obligates Account Bank to extend any overdraft or other credit to Borrower, Master Tenant or Lender.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF the undersigned have executed this Agreement as of the date and year first written above.

BORROWER:

Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company

By:
Name:
Title:

MASTER TENANT:

MOODY NATIONAL CY LYNDHURST MT, LLC, a Delaware limited liability company

By:
Name:
Title:

PROPERTY MANAGER:

MOODY NATIONAL HOSPITALITY MANAGEMENT, LLC, a Texas limited liability company

By:
Name:
Title:

LENDER:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By: Situs Holdings, LLC, a Delaware limited liability company d/b/a Hanover Street Capital Partners, acting in its capacity as servicer and not individually

By:
Name:
Title:

ACCOUNT BANK:

Green Street Bank, N.A.

By:
Name:
Title:

Exhibit “J”

SOLVENCY CERTIFICATE

This certificate is delivered pursuant to that certain Assumption and Loan Modification Agreement (the “Loan Modification Agreement”), by and among German American Capital Corporation, a Maryland corporation (“Noteholder”), and Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company ( “Borrower”). Moody National REIT I, Inc., a Maryland corporation (“Guarantor”), represents and warrants to Noteholder as follows:

1.           As of the date of the Loan Modification Agreement, Guarantor is able to pay its Debts (as defined below) as they become due, has property with a present “fair saleable value” (as described below) greater, on a going-concern basis, than its probable liability on its Debts as they become absolute and matured, and has property on a going-concern basis that has a fair value greater than the sum of all of its Debts, and, therefore Guarantor is not “insolvent.”

2.           After the closing of the transactions contemplated by the Loan Modification Agreement, Guarantor will continue to be able to pay its Debts (as defined below) as they become due, will have property with a present “fair saleable value” (as described below) greater, on a going-concern basis, than its probable liability on its Debts as they become absolute and matured, and will have property on a going-concern basis that has a fair value greater than the sum of all of its Debts, and, therefore, Guarantor will not be “insolvent.”

3.           As of the date of the Loan Modification Agreement, Guarantor will not have unreasonably small capital, or be engaged in any business or transaction for which Guarantor has unreasonably small capital, nor does Guarantor intend to engage in any businesses or transactions for which it has or may have unreasonably small capital.

4.           After the closing of the transactions contemplated by the Loan Modification Agreement, Guarantor will not have unreasonably small capital, or be engaged in any business or transaction for which Guarantor will have unreasonably small capital, nor will Guarantor intend to engage in any businesses or transactions for which it will have or may have unreasonably small capital.

5.           As of the date of the Loan Modification Agreement, Guarantor will not have incurred, nor does Guarantor intend to incur, Debts beyond its ability to pay such Debts as they mature.

6.           After the closing of the transactions contemplated by the Loan Modification Agreement, Guarantor will not have incurred, nor will Guarantor intend to incur, Debts beyond its ability to pay such Debts as they mature.

7.           As of the date of the Loan Modification Agreement, Guarantor has not made any transfer(s) or incurred and does not intend to incur any obligation (a) with actual intent to hinder, delay or defraud either present or future creditors of Guarantor, or (b) without receiving a reasonably equivalent value in exchange for the transfer(s) or the obligation.

8.           After the closing of the transactions contemplated by the Loan Modification Agreement, including the payment of all amounts contemplated thereby, Guarantor will not have made any transfer(s) or incurred and will not intend to incur any obligation (a) with actual intent to hinder, delay or defraud either present or future creditors of Guarantor, or (b) without receiving a reasonably equivalent value in exchange for the transfer(s) or the obligation. Notwithstanding anything to the contrary, gifts in the ordinary course which do not have a material impact on Guarantor’s financial statements or obligations shall not be deemed a violation of this paragraph.

9.           For purposes hereof, the “fair saleable value” of the property of Guarantor has been determined on the basis of the amount which may be realized within a reasonable time, either through collection or sale of such property at the regular market value (determined as the amount which could be obtained for the property in question within such period by a capable and diligent business person from an interested buyer who is willing to purchase under ordinary selling conditions); and “Debts” means all liabilities, obligations, commitments and indebtedness of any and every kind and nature (including all obligations to trade creditors), whether heretofore, now or hereafter owing, arising, due or payable by Guarantor to any person and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise.

10.           Guarantor has carefully reviewed the contents of this certificate, and has conferred with counsel for Guarantor for the purpose of discussing the meaning of its contents.

11.           Guarantor hereby acknowledges that Noteholder has relied and will rely upon the representations and warranties contained herein, and Guarantor acknowledges that such reliance is reasonable and consents to such reliance.

IN WITNESS WHEREOF, the undersigned has signed this certificate as an instrument under seal this ___ day of September, 2014.

Exhibit “K-1”

RELEASE

This Release (this “Release”), dated as of ________, 2014, is executed by German American Capital Corporation, a Maryland corporation (the “Noteholder”), in favor of ___________(the “TIC Borrower”).

RECITALS

A.           Noteholder’s predecessor in interest, Citigroup Global Markets Realty Corp., a New York corporation (“Original Lender”), made a loan to Moody National CY Lyndhurst H, LLC, a Delaware limited liability company, Moody National Cy Lyndhurst S, LLC, a Delaware limited liability company, and each of the parties listed on “Exhibit A-1” attached hereto (collectively, “Original Borrower”) in the original principal amount of Thirty-Four Million Three Hundred Fifty Thousand and no/100 Dollars ($34,350,000.00).

B.           The Loan is evidenced by, among other things, that certain Fixed Rate Note dated August 31, 2007 (the “Note”) in the original principal amount of the Loan, made by Original Borrower and payable to Original Lender, as transferred to Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mortgage Pass-Through Certificates, Series 2008-C7 (“Wells Fargo”) pursuant to that certain Allonge executed by Original Lender, as further transferred to CGCMT 2008-C& Polito Avenue, LLC, a New Jersey Limited Liability Company (“CGCMT”), pursuant to that certain Allonge date September 13, 2010 executed by Wells Fargo, as further assigned to MTGLQ Investors, L.P., a Delaware limited partnership (“MTGLQ”) pursuant to that certain Allonge dated November 18, 2010 executed by CGCMT, as amended pursuant to the terms of that certain Loan Reinstatement Letter dated October 31, 2011 by and between Borrower and MTGLQ, as further assigned to Special Situations Investing Group II, LLC, a Delaware limited liability company (“Special Situations”) pursuant to that certain Allonge executed by MTGLQ, as further assigned to Noteholder pursuant to that certain Allonge executed by Special Situations, and Noteholder currently holds the Note.

C.           Concurrently with the execution of the Note, Original Borrower executed and delivered that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated August 31, 2007, (the “Mortgage”) to and for the benefit of Original Lender, which secures the Note and other obligations which encumbers the real and personal property more particularly described therein (the “Property”), which was recorded in Book 16984, Page 845 in the Official Records of the County Clerk of Bergen County, New Jersey (the “Official Records”), as assigned pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing recorded in Book 1432, Page 174 in the Official Records, and as further assigned pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing and Other Loan Documents recorded in Book 540, Page 1290 in the Official Records, and as assumed, modified and amended by those certain Assumption Agreements described on Exhibit “B” attached hereto (collectively, the “Assumption Agreements”), as further amended by that certain First Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made as of February 29, 2008 and recorded in Book 1125, Page 369 in the Official Records (the “First Amendment”) and as assigned to Noteholder pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated May 1, 2013 and recorded on May 24, 2013, in Book V 1402, Page 1333 in the Official Records.

D.           Also concurrently with the execution of the Original Note, Original Borrower executed and delivered that certain Assignment of Leases and Rents dated August 31, 2007, executed by Original Borrower, which was recorded in Book 16984, Page 932 of the Official Records, as assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by Original Lender, as assignor, to Wells Fargo, as assignee, dated 04/24/2008, recorded 09/25/2008 as Book 1432, Page 177; as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by Wells Fargo Bank, as assignor, to CGCMT, as assignee, dated 09/13/2010, recorded 10/01/2010 as Book V540, Page 1200; as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by CGCMT, as assignor, to MTGLQ, as assignee, dated November 23, 2010, recorded December 15, 2010 as Document No. Book 609 Page 2431; as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by MTGLQ, as assignor, to Special Situations, as assignee, dated 11/27/2012, recorded 01/25/2013 as Document No. Book V1259, Page 2029 and assigned to Noteholder pursuant to that certain Assignment of Assignment of Leases and Rents executed by Special Situations in favor of Noteholder and recorded May 24, 2013 in Book V 1402, Page 1384 in the Official Records (collectively, the “Assignment”).

E.           Also concurrently with the execution of the Note, Original Borrowers executed and delivered that certain Environmental Liabilities Agreement dated August 31, 2007 (the “Environmental Indemnity”) in favor of Original Lender, as amended by the Assumption Agreements

F.           In connection with the Note, the Mortgage, the Assignment, the Environmental Indemnity and all other documents relating to the Loan and Note (collectively, the “Loan Documents”), the principals of the entities listed on Exhibit “A-2” attached hereto (collectively, the “TIC Borrowers”) have executed and delivered those certain TIC Principal Guaranties listed on Exhibit “C” attached hereto in favor of Noteholder (collectively, the “TIC Principal Guaranties” and, each, a “TIC Principal Guaranty”).

G.           The Noteholder is now the holder of the Loan, the payee of the Note, the beneficiary under the Mortgage and the holder of the other Loan Documents.

H.           The Noteholder, Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company (“Assumptor”), Brett Moody, an individual, and Moody National REIT I, Inc., a Maryland corporation (“New Guarantor”) have entered into that certain Loan Assumption and Modification Agreement relating to the Loan dated ________ (the “Assumption Agreement”) whereby Assumptor shall assume the Loan and New Guarantor will enter into a new guaranty with respect to the Loan, and the TIC Borrowers have requested to be released from their obligations under the Loan Documents and for their principals to be released from the TIC Principal Guaranties.

I.           In consideration for the agreements set forth herein and other good and valuable consideration, the Noteholder has agreed to execute and deliver this Release upon the terms and conditions as set forth in this Release.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Noteholder hereby agrees as follows:

1.           Definitions. All capitalized terms not otherwise defined herein shall have the same meanings assigned to them in the Note.

2.           Release of Known and Unknown Claims. For valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Noteholder hereby agrees, subject to the last sentence of this Section 2, that upon execution and delivery to the Noteholder by the TIC Obligor (as defined in the Release to Noteholder, defined below in this sentence) of a release substantially in the form attached hereto as Exhibit “D” (the “Release to Noteholder”), it irrevocably and unconditionally releases and forever discharges the TIC Borrower, its principals and each of the TIC Borrower’s members, partners, predecessors, successors, assigns, agents, beneficiaries, and attorneys (in each case in their respective capacities as such) (collectively, the “Releasees”), or any of them, from and against any and all causes of action, suits, debts, liens, obligations, liabilities, claims, demands, damages, judgments, losses, orders, penalties, costs and expenses, including, without limitation, attorneys’ fees, of any kind or nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, liquidated or unliquidated, which the Noteholder now owns, holds, or claims to have, own, or hold, or at any time heretofore has had, owned, held or claimed to have had, owned, or held against any of the Releasees arising from, based upon, or related to, whether directly or indirectly (collectively, “Claims”): (i) the Loan; (ii) its related TIC Principal Guaranty; (iii) the other Loan Documents, (iv) the Property, or (v) any and all other agreements, documents or instruments referenced in the Loan Documents or related thereto, (collectively, the “Released Claims”). Notwithstanding anything to the contrary in this Release, nothing herein shall be deemed to relieve the Releasees of any personal liability under the Loan Documents or its related TIC Principal Guaranty to the extent that such liability arises from or relates to: (1) fraud or intentional material misrepresentation by a Releasee to the full extent of any losses, damages and expenses of Noteholder on account thereof; or (2) the terms of the Environmental Indemnity and any and all other indemnity obligations of the Releasees pertaining or relating to environmental matters under the Loan Documents, which obligations shall survive the execution of this Release, shall remain in full force and effect, and shall not be included as a Released Claim.

(ii)           3.           Unknown Claims. The Noteholder acknowledges that there is a risk that subsequent to the execution of this Release, the Noteholder may discover, incur, or suffer from Claims which were unknown or unanticipated at the time this Release is executed, including, without limitation, unknown or unanticipated Claims which, if known by the Noteholder on the date this Release is being executed, may have materially affected the Noteholder's decision to execute this Release. The Noteholder acknowledges that the Noteholder is assuming the risk of such unknown and unanticipated Claims and agrees that this Release applies thereto.

4.           Miscellaneous. The Noteholder agrees that this Release is the result of a compromise and shall never at any time or for any purpose be considered as an admission of liability or responsibility on the part of any party. This Release shall be construed in accordance with and all disputes hereunder shall be governed by the internal laws of the State of New Jersey. In the event of any controversy or dispute arising out of this Release, the prevailing party or parties shall be entitled to recover from the non-prevailing party or parties, reasonable expenses, including, without limitation, attorneys’ fees and costs actually incurred. Should any provision of this Release be declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this Release. In the event of any ambiguity in or dispute regarding the interpretation of this Release, the interpretation of this Release shall not be resolved by any rule of interpretation providing for interpretation against the party who causes the uncertainty to exist or against the draftsman. The headings used in this Release are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the interpretation of any of the provisions hereof. This Release may not be modified, amended or otherwise changed in any manner except by a writing executed by the Noteholder. Facsimile signatures to this Release shall be deemed and given full force and effect.

IN WITNESS WHEREOF, this Release has been executed as of the date written above.

“NOTEHOLDER”:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By: Situs Holdings, LLC, a Delaware limited liability company d/b/a Hanover Street Capital Partners, acting in its capacity as servicer and not individually

By:
Name:
Title:

Exhibit “A-1 to Noteholder Relase to TIC Borrower”

Original TIC Borrowers

TIC CY Lyndhurst 1, LLC, a Delaware limited liability company
TIC CY Lyndhurst 2, LLC, a Delaware limited liability company
TIC CY Lyndhurst 3, LLC, a Delaware limited liability company
TIC CY Lyndhurst 4, LLC, a Delaware limited liability company
TIC CY Lyndhurst 5, LLC, a Delaware limited liability company
TIC CY Lyndhurst 6, LLC, a Delaware limited liability company
TIC CY Lyndhurst 7, LLC, a Delaware limited liability company
TIC CY Lyndhurst 8, LLC, a Delaware limited liability company
TIC CY Lyndhurst 10, LLC, a Delaware limited liability company
TIC CY Lyndhurst 12, LLC, a Delaware limited liability company
TIC CY Lyndhurst 13, LLC, a Delaware limited liability company

Exhibit “A-2 to Release to TIC Borrower from Noteholder”

TIC Borrowers

TIC CY Lyndhurst 1, LLC
TIC CY Lyndhurst 2, LLC
TIC CY Lyndhurst 3, LLC
TIC CY Lyndhurst 4, LLC
TIC CY Lyndhurst 5, LLC
TIC CY Lyndhurst 6, LLC
TIC CY Lyndhurst 7, LLC
TIC CY Lyndhurst 8, LLC
TIC CY Lyndhurst 9, LLC
TIC CY Lyndhurst 10, LLC
TIC CY Lyndhurst 11, LLC
TIC CY Lyndhurst 12, LLC
TIC CY Lyndhurst 13, LLC
TIC CY Lyndhurst 14, LLC
TIC CY Lyndhurst 15, LLC
TIC CY Lyndhurst 16, LLC
TIC CY Lyndhurst 17, LLC
TIC CY Lyndhurst 18, LLC
TIC CY Lyndhurst 19, LLC
TIC CY Lyndhurst 20, LLC
TIC CY Lyndhurst 21, LLC
TIC CY Lyndhurst 22, LLC
TIC CY Lyndhurst 23, LLC
TIC CY Lyndhurst 24, LLC
TIC CY Lyndhurst 25, LLC
TIC CY Lyndhurst 26, LLC
TIC CY Lyndhurst 27, LLC
TIC CY Lyndhurst 28, LLC
TIC CY Lyndhurst 29, LLC
TIC CY Lyndhurst 30, LLC
TIC CY Lyndhurst 31, LLC
TIC CY Lyndhurst 32, LLC

Exhibit “B” to TIC Borrower Release from Noteholder

Assumption Agreement dated as of September 28, 2007 and recorded in Official Records Book 1093, Page 255 of the Records, that certain Assumption Agreement dated as of September 28, 2007, and recorded in Official Records Book 1093, Page 271 of the Records, that certain Assumption Agreement dated as of September 28, 2007, and recorded in Official Records Book 1093, Page 287 of the Records, that certain Assumption Agreement dated as September 28, 2007 and recorded in Official Records Book 1093, Page 3 02 of the Records, that certain Assumption Agreement dated as of September 28, 2007 and recorded in Official Records Book 1093, Page 318 of the Records, that certain Assumption Agreement dated as of September 28, 2007 and recorded in Official Records Book 1093, Page 334 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 126 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 142 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 158 of the Records, that certain Assumption Agreement dated as of October 31,2007 and recorded in Official Records Book 1100, Page 174 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 11 00, Page 190 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 206 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 222 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 238 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 254 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 270 of the Records, that certain Assumption Agreement dated as of November 29, 2007 and recorded in Official Records Book 1101, Page 146 of the Records, that certain Assumption Agreement dated as of December 14, 2007 and recorded in Official Records Book 1102, Page 337 of the Records, that certain Assumption Agreement dated as of January 10, 2008 and recorded in Official Records Book 17174, Page 786 of the Records, that certain Assumption Agreement dated as of January 10, 2008 and recorded in Official Records Book 17174, Page 802 of the Records, that certain Assumption Agreement dated as of January 10, 2008 and recorded in Official Records Book 17174, Page 818 of the Records and that certain Assumption Agreement dated as of January 30, 2008 and recorded in Official Records Book 1106, Page 049 of the Records.

Exhibit “C” to TIC Borrower Release from Noteholder

TIC Principal Guaranty dated as of August 31, 2007, executed by Clair R. Hopkins, Jr. and Julia W. Hopkins in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Sherman Edwin Peugh and Laurie Ann Manetta-Peugh in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Michael Pavel in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Margaret Pavel in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Douglas M. Todd, III in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Theofane Tsolakis in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Paul R. Patterson in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Hazel Taylor in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Cecil E. Watts and Marjorie E. Watts in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Thomas A. Hanan in favor of Original Lender.

TIC Principal Guaranty dated as of August 31, 2007, executed by Bernard W. Gimbel and Diane Gimbel in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by Norris Whitmore and Tori Whitmore in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by Phillip Rosenfield in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by Stephen Webber and Julie Webber in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by Lily Bee in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by John R. Scalf and Angela V. Scalf in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by Kenneth E. Solie and Jeannette D. Solie in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by Jerome M. Cowan in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by John V. Faturos and Marie Faturos in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by August Lenhart in favor of Original Lender.

TIC Principal Guaranty dated as of October 31, 2007, executed by Jeffrey W. Fillmore and Sherri L. Fillmore in favor of Original Lender.

TIC Principal Guaranty dated as of September 28, 2007, executed by Richard A.K. Russell and Yoko H. Russell in favor of Original Lender.

TIC Principal Guaranty dated as of September 28, 2007, executed by Edward W. Griffith and Carol H. Griffith in favor of Original Lender.

TIC Principal Guaranty dated as of September 28, 2007, executed by Lawrence B. Miller in favor of Original Lender.

TIC Principal Guaranty dated as of September 28, 2007, executed by Donna J. Tong in favor of Original Lender.

TIC Principal Guaranty dated as of September 28, 2007, executed by John Gray Gubler and Mollie B. Gubler in favor of Original Lender.

Original TIC Principal Guaranty dated as of September 28, 2007, executed by Dean Daskarolis and Veatriki Daskarolis in favor of Original Lender.

TIC Principal Guaranty dated as of November 29, 2007, executed by Dorothy Irving in favor of Original Lender.

TIC Principal Guaranty dated as of December 14, 2007, executed by A. Alexander Pireno in favor of Original Lender.

TIC Principal Guaranty dated as of January 10, 2008, executed by Jean Dethiersant in favor of Original Lender.

TIC Principal Guaranty dated as of January 10, 2008, executed by Rosemarie Parr in favor of Original Lender.

TIC Principal Guaranty dated as of January 10, 2008, executed by Courtney Leigh Sherman in favor of Original Lender.

Exhibit “D” to TIC Borrower Release from Noteholder

Release to Noteholder

RELEASE

This Release (this “Release”), dated as of ________, 2014, is executed by____________, a Delaware limited liability company (the “TIC Obligor”) in favor of German American Capital Corporation, a Maryland corporation (“Noteholder”).

RECITALS

A.           Noteholder’s predecessor in interest, Citigroup Global Markets Realty Corp., a New York corporation (“Original Lender”), made a loan to Moody National CY Lyndhurst H, LLC, a Delaware limited liability company, Moody National CY Lyndhurst S, LLC, a Delaware limited liability company, and each of the parties listed on Exhibit “A” attached hereto (collectively, “Original Borrower”) in the original principal amount of Thirty-Four Million Three Hundred Fifty Thousand and no/100 Dollars ($34,350,000.00).

B.           The Loan is evidenced by, among other things, that certain Fixed Rate Note dated August 31, 2007 (the “Note”) in the original principal amount of the Loan, made by Original Borrower and payable to Original Lender, as transferred to Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mortgage Pass-Through Certificates, Series 2008-C7 (“Wells Fargo”) pursuant to that certain Allonge executed by Original Lender, as further transferred to CGCMT 2008-C& Polito Avenue, LLC, a New Jersey Limited Liability Company (“CGCMT”), pursuant to that certain Allonge date September 13, 2010 executed by Wells Fargo, as further assigned to MTGLQ Investors, L.P., a Delaware limited partnership (“MTGLQ”) pursuant to that certain Allonge dated November 18, 2010 executed by CGCMT, as amended pursuant to the terms of that certain Loan Reinstatement Letter dated October 31, 2011 by and between Borrower and MTGLQ, as further assigned to Special Situations Investing Group II, LLC, a Delaware limited liability company (“Special Situations”) pursuant to that certain Allonge executed by MTGLQ, as further assigned to Noteholder pursuant to that certain Allonge executed by Special Situations, and Noteholder currently holds the Note.

C.           Concurrently with the execution of the Note, Original Borrower executed and delivered that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated August 31, 2007, (the “Mortgage”) to and for the benefit of Original Lender, which secures the Note and other obligations which encumbers the real and personal property more particularly described therein (the “Property”), which was recorded in Book 16984, Page 845 in the Official Records of the County Clerk of Bergen County, New Jersey (the “Official Records”), as assigned pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing recorded in Book 1432, Page 174 in the Official Records, and as further assigned pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing and Other Loan Documents recorded in Book 540, Page 1290 in the Official Records, and as assumed, modified and amended by those certain Assumption Agreements described on Exhibit “B” attached hereto (collectively, the “Assumption Agreements”), as further amended by that certain First Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made as of February 29, 2008 and recorded in Book 1125, Page 369 in the Official Records (the “First Amendment”) and as assigned to Noteholder pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated May 1, 2013 and recorded on May 24, 2013, in Book V 1402, Page 1333 in the Official Records.

D.           Also concurrently with the execution of the Original Note, Original Borrower executed and delivered that certain Assignment of Leases and Rents dated August 31, 2007, executed by Original Borrower, which was recorded in Book 16984, Page 932 of the Official Records, as assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by Original Lender, as assignor, to Wells Fargo, as assignee, dated 04/24/2008, recorded 09/25/2008 as Book 1432, Page 177; as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by Wells Fargo Bank, as assignor, to CGCMT, as assignee, dated 09/13/2010, recorded 10/01/2010 as Book V540, Page 1200; as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by CGCMT, as assignor, to MTGLQ, as assignee, dated November 23, 2010, recorded December 15, 2010 as Document No. Book 609 Page 2431; as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by MTGLQ, as assignor, to Special Situations, as assignee, dated 11/27/2012, recorded 01/25/2013 as Document No. Book V1259, Page 2029 and assigned to Noteholder pursuant to that certain Assignment of Assignment of Leases and Rents executed by Special Situations in favor of Noteholder and recorded May 24, 2013 in Book V 1402, Page 1384 in the Official Records (collectively, the “Assignment”).

E.           Also concurrently with the execution of the Note, Original Borrowers executed and delivered that certain Environmental Liabilities Agreement dated August 31, 2007 (the “Environmental Indemnity”) in favor of Original Lender, as amended by the Assumption Agreements.

F.           The Note, the Mortgage, the Assignment, the Environmental Indemnity and all other documents relating to the Loan and Note are collectively referred to herein as the “Loan Documents”.

G.           The Noteholder is now the holder of the Loan, the payee of the Note, the beneficiary under the Mortgage and the holder of the other Loan Documents.

H.           The Noteholder, Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company (“Assumptor”), Brett Moody, an individual, and Moody National REIT I, Inc., a Maryland corporation (“New Guarantor”) are entering into a Loan Assumption and Modification Agreement relating to the Loan (the “Assumption Agreement”) whereby Assumptor shall assume the Loan and New Guarantor will enter into a new guaranty with respect to the Loan, and the TIC Obligor has requested to be released from its obligations under the Loan Documents.

I.           In consideration for the receipt of this fully executed Release and the other agreements set forth herein, the Noteholder has agreed to execute and deliver a release to the TIC Obligor.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the TIC Obligor hereby agrees as follows:

1.           Definitions. All capitalized terms not otherwise defined herein shall have the same meanings assigned to them in the Note.

2.           Release of Known and Unknown Claims. For valuable consideration, the receipt and adequacy of which are hereby acknowledged, the TIC Obligor, on behalf of itself, its principals, members, managers and partners, and any of its successors and assigns (collectively, the “Releasor”), hereby agrees, that it irrevocably and unconditionally releases and forever discharges the Noteholder, Situs Holdings, LLC, Hanover Street Capital, LLC, Wells Fargo, Citigroup Global Markets Realty Corp., a New York corporation MTGLQ, CGCMT, Special Situations. and each of their respective servicers, officers, directors, shareholders, members, managers, representatives, employees, agents and attorneys (in each case in their respective capacities as such), and their respective predecessors, successors and assigns (collectively, the “Releasees”), or any of them, from and against any and all causes of action, suits, debts, liens, obligations, liabilities, claims, demands, damages, judgments, losses, orders, penalties, costs and expenses, including, without limitation, attorneys’ fees, of any kind or nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, liquidated or unliquidated, which the Releasor now owns, holds, or claims to have, own, or hold, or at any time heretofore has had, owned, held or claimed to have had, owned, or held against any of the Releasees arising from, based upon, or related to, whether directly or indirectly (collectively, “Claims”): (i) the Loan; (ii) the Loan Documents, (iii) the Property, or (iv) any and all other agreements, documents or instruments referenced in the Loan Documents or related thereto, (collectively, the “Released Claims”).

(iii)           3.           Unknown Claims. The Releasor acknowledges that there is a risk that subsequent to the execution of this Release, the Releasor may discover, incur, or suffer from Claims which were unknown or unanticipated at the time this Release is executed, including, without limitation, unknown or unanticipated Claims which, if known by the Releasor on the date this Release is being executed, may have materially affected the Releasor’s decision to execute this Release. The Releasor acknowledges that the Releasor is assuming the risk of such unknown and unanticipated Claims and agrees that this Release applies thereto.

4.           Miscellaneous. The Releasor agrees that this Release is the result of a compromise and shall never at any time or for any purpose be considered as an admission of liability or responsibility on the part of any party. This Release shall be construed in accordance with and all disputes hereunder shall be governed by the internal laws of the State of New Jersey. In the event of any controversy or dispute arising out of this Release, the prevailing party or parties shall be entitled to recover from the non-prevailing party or parties, reasonable expenses, including, without limitation, attorneys’ fees and costs actually incurred. Should any provision of this Release be declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this Release. In the event of any ambiguity in or dispute regarding the interpretation of this Release, the interpretation of this Release shall not be resolved by any rule of interpretation providing for interpretation against the party who causes the uncertainty to exist or against the draftsman. The headings used in this Release are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the interpretation of any of the provisions hereof. This Release may not be modified, amended or otherwise changed in any manner except by a writing executed by the Releasor. Facsimile signatures to this Release shall be deemed and given full force and effect.

IN WITNESS WHEREOF, this Release has been executed as of the date written above.

TIC OBLIGOR:

Exhibit “K-2”

RELEASE

This Release (this “Release”), dated as of ________, 2014, is executed by German American Capital Corporation, a Maryland corporation (the “Noteholder”), in favor of Moody National CY Lyndhurst H, LLC, a Delaware limited liability company, and Moody National CY Lyndhurst S, LLC, a Delaware limited liability company (collectively, the “Moody Borrowers” and, each, a “Moody Borrower”).

RECITALS

A.           Noteholder’s predecessor in interest, Citigroup Global Markets Realty Corp., a New York corporation (“Original Lender”), made a loan to the Moody Borrowers, and each of the parties listed on “Exhibit A” attached hereto (collectively, “Original Borrower”) in the original principal amount of Thirty-Four Million Three Hundred Fifty Thousand and no/100 Dollars ($34,350,000.00).

B.           The Loan is evidenced by, among other things, that certain Fixed Rate Note dated August 31, 2007 (the “Note”) in the original principal amount of the Loan, made by Original Borrower and payable to Original Lender, as transferred to Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mortgage Pass-Through Certificates, Series 2008-C7 (“Wells Fargo”) pursuant to that certain Allonge executed by Original Lender, as further transferred to CGCMT 2008-C& Polito Avenue, LLC, a New Jersey Limited Liability Company (“CGCMT”), pursuant to that certain Allonge date September 13, 2010 executed by Wells Fargo, as further assigned to MTGLQ Investors, L.P., a Delaware limited partnership (“MTGLQ”) pursuant to that certain Allonge dated November 18, 2010 executed by CGCMT, as amended pursuant to the terms of that certain Loan Reinstatement Letter dated October 31, 2011 by and between Borrower and MTGLQ, as further assigned to Special Situations Investing Group II, LLC, a Delaware limited liability company (“Special Situations”) pursuant to that certain Allonge executed by MTGLQ, as further assigned to Noteholder pursuant to that certain Allonge executed by Special Situations, and Noteholder currently holds the Note.

C.           Concurrently with the execution of the Note, Original Borrower executed and delivered that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated August 31, 2007, (the “Mortgage”) to and for the benefit of Original Lender, which secures the Note and other obligations which encumbers the real and personal property more particularly described therein (the “Property”), which was recorded in Book 16984, Page 845 in the Official Records of the County Clerk of Bergen County, New Jersey (the “Official Records”), as assigned pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing recorded in Book 1432, Page 174 in the Official Records, and as further assigned pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing and Other Loan Documents recorded in Book 540, Page 1290 in the Official Records, and as assumed, modified and amended by those certain Assumption Agreements described on Exhibit “B” attached hereto (collectively, the “Assumption Agreements”), as further amended by that certain First Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made as of February 29, 2008 and recorded in Book 1125, Page 369 in the Official Records (the “First Amendment”) and as assigned to Noteholder pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated May 1, 2013 and recorded on May 24, 2013, in Book V 1402, Page 1333 in the Official Records.

D.           Also concurrently with the execution of the Original Note, Original Borrower executed and delivered that certain Assignment of Leases and Rents dated August 31, 2007, executed by Original Borrower, which was recorded in Book 16984, Page 932 of the Official Records, as assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by Original Lender, as assignor, to Wells Fargo, as assignee, dated 04/24/2008, recorded 09/25/2008 as Book 1432, Page 177; as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by Wells Fargo Bank, as assignor, to CGCMT, as assignee, dated 09/13/2010, recorded 10/01/2010 as Book V540, Page 1200; as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by CGCMT, as assignor, to MTGLQ, as assignee, dated November 23, 2010, recorded December 15, 2010 as Document No. Book 609 Page 2431; as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by MTGLQ, as assignor, to Special Situations, as assignee, dated 11/27/2012, recorded 01/25/2013 as Document No. Book V1259, Page 2029 and assigned to Noteholder pursuant to that certain Assignment of Assignment of Leases and Rents executed by Special Situations in favor of Noteholder and recorded May 24, 2013 in Book V 1402, Page 1384 in the Official Records (collectively, the “Assignment”).

E.           Also concurrently with the execution of the Note, Original Borrowers executed and delivered that certain Environmental Liabilities Agreement dated August 31, 2007 (the “Environmental Indemnity”) in favor of Original Lender, as amended by the Assumption Agreements

F.           The Note, the Mortgage, the Assignment, the Environmental Indemnity and all other documents relating to the Loan and Note are collectively referred to herein as the “Loan Documents”.

G.           The Noteholder is now the holder of the Loan, the payee of the Note, the beneficiary under the Mortgage and the holder of the other Loan Documents.

H.           The Noteholder, Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company (“Assumptor”), and Moody National REIT I, Inc., a Maryland corporation (“New Guarantor”) are entering into a Loan Assumption and Modification Agreement relating to the Loan (the “Assumption Agreement”) whereby Assumptor shall assume the Loan and New Guarantor will enter into a new guaranty with respect to the Loan, and the Moody Borrowers have requested to be released from their obligations under the Loan Documents.

I.           In consideration for the agreements set forth herein, the Noteholder has agreed to execute and deliver this release upon the terms and conditions as set forth in this Release.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Noteholder hereby agrees as follows:

1.           Definitions. All capitalized terms not otherwise defined herein shall have the same meanings assigned to them in the Note.

2.           Release of Known and Unknown Claims. For valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Noteholder hereby agrees, subject to the last sentence of this Section 2, that it irrevocably and unconditionally releases and forever discharges each of the Moody Borrowers and each of the Moody Borrowers’ members, partners, predecessors, successors, assigns, agents, beneficiaries and attorneys (in each case in their respective capacities as such) (collectively, the “Releasees”), or any of them, from and against any and all causes of action, suits, debts, liens, obligations, liabilities, claims, demands, damages, judgments, losses, orders, penalties, costs and expenses, including, without limitation, attorneys’ fees, of any kind or nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, liquidated or unliquidated, which the Noteholder now owns, holds, or claims to have, own, or hold, or at any time heretofore has had, owned, held or claimed to have had, owned, or held against any of the Releasees arising from, based upon, or related to, whether directly or indirectly (collectively, “Claims”): (i) the Loan; (ii) the Loan Documents, (iii) the Property, or (iv) any and all other agreements, documents or instruments referenced in the Loan Documents or related thereto, (collectively, the “Released Claims”). Notwithstanding anything to the contrary in this Release, nothing herein shall be deemed to relieve the Releasees of any personal liability under the Loan Documents to the extent that such liability arises from or relates to: (1) fraud or intentional material misrepresentation by a Releasee to the full extent of any losses, damages and expenses of Noteholder on account thereof; or (2) the terms of the Environmental Indemnity and any and all other indemnity obligations of the Releasees pertaining or relating to environmental matters under the Loan Documents, which obligations shall survive the execution of this Release, shall remain in full force and effect, and shall not be included as a Released Claim.

(iv)           3.           Unknown Claims. The Noteholder acknowledges that there is a risk that subsequent to the execution of this Release, the Noteholder may discover, incur, or suffer from Claims which were unknown or unanticipated at the time this Release is executed, including, without limitation, unknown or unanticipated Claims which, if known by the Noteholder on the date this Release is being executed, may have materially affected the Noteholder's decision to execute this Release. The Noteholder acknowledges that the Noteholder is assuming the risk of such unknown and unanticipated Claims and agrees that this Release applies thereto.

4.           Miscellaneous. The Noteholder agrees that this Release is the result of a compromise and shall never at any time or for any purpose be considered as an admission of liability or responsibility on the part of any party. This Release shall be construed in accordance with and all disputes hereunder shall be governed by the internal laws of the State of New Jersey. In the event of any controversy or dispute arising out of this Release, the prevailing party or parties shall be entitled to recover from the non-prevailing party or parties, reasonable expenses, including, without limitation, attorneys’ fees and costs actually incurred. Should any provision of this Release be declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this Release. In the event of any ambiguity in or dispute regarding the interpretation of this Release, the interpretation of this Release shall not be resolved by any rule of interpretation providing for interpretation against the party who causes the uncertainty to exist or against the draftsman. The headings used in this Release are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the interpretation of any of the provisions hereof. This Release may not be modified, amended or otherwise changed in any manner except by a writing executed by the Noteholder. Facsimile signatures to this Release shall be deemed and given full force and effect.

IN WITNESS WHEREOF, this Release has been executed as of the date written above.

“NOTEHOLDER”:

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By: Situs Holdings, LLC, a Delaware limited liability company d/b/a Hanover Street Capital Partners, acting in its capacity as servicer and not individually

By:
Name:
Title:

Exhibit “A” to Moody Borrowers’ Release from Noteholder

TIC CY Lyndhurst 1, LLC, a Delaware limited liability company
TIC CY Lyndhurst 2, LLC, a Delaware limited liability company
TIC CY Lyndhurst 3, LLC, a Delaware limited liability company
TIC CY Lyndhurst 4, LLC, a Delaware limited liability company
TIC CY Lyndhurst 5, LLC, a Delaware limited liability company
TIC CY Lyndhurst 6, LLC, a Delaware limited liability company
TIC CY Lyndhurst 7, LLC, a Delaware limited liability company
TIC CY Lyndhurst 8, LLC, a Delaware limited liability company
TIC CY Lyndhurst 10, LLC, a Delaware limited liability company
TIC CY Lyndhurst 12, LLC, a Delaware limited liability company
TIC CY Lyndhurst 13, LLC, a Delaware limited liability company

Exhibit “B” to Moody Borrowers’ Release from Noteholder

Assumption Agreement dated as of September 28, 2007 and recorded in Official Records Book 1093, Page 255 of the Records, that certain Assumption Agreement dated as of September 28, 2007, and recorded in Official Records Book 1093, Page 271 of the Records, that certain Assumption Agreement dated as of September 28, 2007, and recorded in Official Records Book 1093, Page 287 of the Records, that certain Assumption Agreement dated as September 28, 2007 and recorded in Official Records Book 1093, Page 3 02 of the Records, that certain Assumption Agreement dated as of September 28, 2007 and recorded in Official Records Book 1093, Page 318 of the Records, that certain Assumption Agreement dated as of September 28, 2007 and recorded in Official Records Book 1093, Page 334 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 126 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 142 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 158 of the Records, that certain Assumption Agreement dated as of October 31,2007 and recorded in Official Records Book 1100, Page 174 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 11 00, Page 190 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 206 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 222 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 238 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 254 of the Records, that certain Assumption Agreement dated as of October 31, 2007 and recorded in Official Records Book 1100, Page 270 of the Records, that certain Assumption Agreement dated as of November 29, 2007 and recorded in Official Records Book 1101, Page 146 of the Records, that certain Assumption Agreement dated as of December 14, 2007 and recorded in Official Records Book 1102, Page 337 of the Records, that certain Assumption Agreement dated as of January 10, 2008 and recorded in Official Records Book 17174, Page 786 of the Records, that certain Assumption Agreement dated as of January 10, 2008 and recorded in Official Records Book 17174, Page 802 of the Records, that certain Assumption Agreement dated as of January 10, 2008 and recorded in Official Records Book 17174, Page 818 of the Records and that certain Assumption Agreement dated as of January 30, 2008 and recorded in Official Records Book 1106, Page 049 of the Records.

Exhibit “L-1”

RELEASE

This Release (this “Release”), dated as of ________, 2014, is executed by ____________ (the “TIC Obligor”) in favor of German American Capital Corporation, a Maryland corporation (“Noteholder”).

RECITALS

A.           Noteholder’s predecessor in interest, Citigroup Global Markets Realty Corp., a New York corporation (“Original Lender”), made a loan to Moody National CY Lyndhurst H, LLC, a Delaware limited liability company, Moody National CY Lyndhurst S, LLC, a Delaware limited liability company, and each of the parties listed on Exhibit “A” attached hereto (collectively, “Original Borrower”) in the original principal amount of Thirty-Four Million Three Hundred Fifty Thousand and no/100 Dollars ($34,350,000.00).

B.           The Loan is evidenced by, among other things, that certain Fixed Rate Note dated August 31, 2007 (the “Note”) in the original principal amount of the Loan, made by Original Borrower and payable to Original Lender, as transferred to Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mortgage Pass-Through Certificates, Series 2008-C7 (“Wells Fargo”) pursuant to that certain Allonge executed by Original Lender, as further transferred to CGCMT 2008-C& Polito Avenue, LLC, a New Jersey Limited Liability Company (“CGCMT”), pursuant to that certain Allonge date September 13, 2010 executed by Wells Fargo, as further assigned to MTGLQ Investors, L.P., a Delaware limited partnership (“MTGLQ”) pursuant to that certain Allonge dated November 18, 2010 executed by CGCMT, as amended pursuant to the terms of that certain Loan Reinstatement Letter dated October 31, 2011 by and between Borrower and MTGLQ, as further assigned to Special Situations Investing Group II, LLC, a Delaware limited liability company (“Special Situations”) pursuant to that certain Allonge executed by MTGLQ, as further assigned to Noteholder pursuant to that certain Allonge executed by Special Situations, and Noteholder currently holds the Note.

C.           Concurrently with the execution of the Note, Original Borrower executed and delivered that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated August 31, 2007, (the “Mortgage”) to and for the benefit of Original Lender, which secures the Note and other obligations which encumbers the real and personal property more particularly described therein (the “Property”), which was recorded in Book 16984, Page 845 in the Official Records of the County Clerk of Bergen County, New Jersey (the “Official Records”), as assigned pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing recorded in Book 1432, Page 174 in the Official Records, and as further assigned pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing and Other Loan Documents recorded in Book 540, Page 1290 in the Official Records, and as assumed, modified and amended by those certain Assumption Agreements described on Exhibit “B” attached hereto (collectively, the “Assumption Agreements”), as further amended by that certain First Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made as of February 29, 2008 and recorded in Book 1125, Page 369 in the Official Records (the “First Amendment”) and as assigned to Noteholder pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated May 1, 2013 and recorded on May 24, 2013, in Book V 1402, Page 1333 in the Official Records.

D.           Also concurrently with the execution of the Original Note, Original Borrower executed and delivered that certain Assignment of Leases and Rents dated August 31, 2007, executed by Original Borrower, which was recorded in Book 16984, Page 932 of the Official Records, as assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by Original Lender, as assignor, to Wells Fargo, as assignee, dated 04/24/2008, recorded 09/25/2008 as Book 1432, Page 177; as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by Wells Fargo Bank, as assignor, to CGCMT, as assignee, dated 09/13/2010, recorded 10/01/2010 as Book V540, Page 1200; as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by CGCMT, as assignor, to MTGLQ, as assignee, dated November 23, 2010, recorded December 15, 2010 as Document No. Book 609 Page 2431; as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by MTGLQ, as assignor, to Special Situations, as assignee, dated 11/27/2012, recorded 01/25/2013 as Document No. Book V1259, Page 2029 and assigned to Noteholder pursuant to that certain Assignment of Assignment of Leases and Rents executed by Special Situations in favor of Noteholder and recorded May 24, 2013 in Book V 1402, Page 1384 in the Official Records (collectively, the “Assignment”).

E.           Also concurrently with the execution of the Note, Original Borrowers executed and delivered that certain Environmental Liabilities Agreement dated August 31, 2007 (the “Environmental Indemnity”) in favor of Original Lender, as amended by the Assumption Agreements.

F.           The Note, the Mortgage, the Assignment, the Environmental Indemnity and all other documents relating to the Loan and Note are collectively referred to herein as the “Loan Documents”.

G.           The Noteholder is now the holder of the Loan, the payee of the Note, the beneficiary under the Mortgage and the holder of the other Loan Documents.

H.           The Noteholder, Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company (“Assumptor”), Brett Moody, an individual, and Moody National REIT I, Inc., a Maryland corporation (“New Guarantor”) are entering into a Loan Assumption and Modification Agreement relating to the Loan (the “Assumption Agreement”) whereby Assumptor shall assume the Loan and New Guarantor will enter into a new guaranty with respect to the Loan, and the TIC Obligor has requested to be released from its obligations under the Loan Documents.

In consideration for the receipt of this fully executed Release and the other agreements set forth herein, the Noteholder has agreed to execute and deliver a release to the TIC Obligor.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the TIC Obligor hereby agrees as follows:

1.           Definitions. All capitalized terms not otherwise defined herein shall have the same meanings assigned to them in the Note.

2.           Release of Known and Unknown Claims. For valuable consideration, the receipt and adequacy of which are hereby acknowledged, the TIC Obligor, on behalf of itself, its principals, members, managers and partners, and any of its successors and assigns (collectively, the “Releasor”), hereby agrees, that it irrevocably and unconditionally releases and forever discharges the Noteholder, Situs Holdings, LLC, Hanover Street Capital, LLC, Wells Fargo, Citigroup Global Markets Realty Corp., a New York corporation MTGLQ, CGCMT, Special Situations. and each of their respective servicers, officers, directors, shareholders, members, managers, representatives, employees, agents and attorneys (in each case in their respective capacities as such), and their respective predecessors, successors and assigns (collectively, the “Releasees”), or any of them, from and against any and all causes of action, suits, debts, liens, obligations, liabilities, claims, demands, damages, judgments, losses, orders, penalties, costs and expenses, including, without limitation, attorneys’ fees, of any kind or nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, liquidated or unliquidated, which the Releasor now owns, holds, or claims to have, own, or hold, or at any time heretofore has had, owned, held or claimed to have had, owned, or held against any of the Releasees arising from, based upon, or related to, whether directly or indirectly (collectively, “Claims”): (i) the Loan; (ii) the Loan Documents, (iii) the Property, or (iv) any and all other agreements, documents or instruments referenced in the Loan Documents or related thereto, (collectively, the “Released Claims”).

3.           Unknown Claims. The Releasor acknowledges that there is a risk that subsequent to the execution of this Release, the Releasor may discover, incur, or suffer from Claims which were unknown or unanticipated at the time this Release is executed, including, without limitation, unknown or unanticipated Claims which, if known by the Releasor on the date this Release is being executed, may have materially affected the Releasor’s decision to execute this Release. The Releasor acknowledges that the Releasor is assuming the risk of such unknown and unanticipated Claims and agrees that this Release applies thereto.

4.           Miscellaneous. The Releasor agrees that this Release is the result of a compromise and shall never at any time or for any purpose be considered as an admission of liability or responsibility on the part of any party. This Release shall be construed in accordance with and all disputes hereunder shall be governed by the internal laws of the State of New Jersey. In the event of any controversy or dispute arising out of this Release, the prevailing party or parties shall be entitled to recover from the non-prevailing party or parties, reasonable expenses, including, without limitation, attorneys’ fees and costs actually incurred. Should any provision of this Release be declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this Release. In the event of any ambiguity in or dispute regarding the interpretation of this Release, the interpretation of this Release shall not be resolved by any rule of interpretation providing for interpretation against the party who causes the uncertainty to exist or against the draftsman. The headings used in this Release are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the interpretation of any of the provisions hereof. This Release may not be modified, amended or otherwise changed in any manner except by a writing executed by the Releasor. Facsimile signatures to this Release shall be deemed and given full force and effect.

IN WITNESS WHEREOF, this Release has been executed as of the date written above.

TIC OBLIGOR:

Exhibit “L-2”

RELEASE

This Release (this “Release”), dated as of ________, 2014, is executed by Moody National CY Lyndhurst H, LLC, a Delaware limited liability company, and Moody National CY Lyndhurst S, LLC, a Delaware limited liability company (collectively, the “Moody Borrowers”) in favor of German American Capital Corporation, a Maryland corporation (“Noteholder”).

RECITALS

A.           Noteholder’s predecessor in interest, Citigroup Global Markets Realty Corp., a New York corporation (“Original Lender”), made a loan to the Moody Borrowers and each of the parties listed on Exhibit “A” attached hereto (collectively, “Original Borrower”) in the original principal amount of Thirty-Four Million Three Hundred Fifty Thousand and no/100 Dollars ($34,350,000.00).

B.           The Loan is evidenced by, among other things, that certain Fixed Rate Note dated August 31, 2007 (the “Note”) in the original principal amount of the Loan, made by Original Borrower and payable to Original Lender, as transferred to Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mortgage Pass-Through Certificates, Series 2008-C7 (“Wells Fargo”) pursuant to that certain Allonge executed by Original Lender, as further transferred to CGCMT 2008-C& Polito Avenue, LLC, a New Jersey Limited Liability Company (“CGCMT”), pursuant to that certain Allonge date September 13, 2010 executed by Wells Fargo, as further assigned to MTGLQ Investors, L.P., a Delaware limited partnership (“MTGLQ”) pursuant to that certain Allonge dated November 18, 2010 executed by CGCMT, as amended pursuant to the terms of that certain Loan Reinstatement Letter dated October 31, 2011 by and between Borrower and MTGLQ, as further assigned to Special Situations Investing Group II, LLC, a Delaware limited liability company (“Special Situations”) pursuant to that certain Allonge executed by MTGLQ, as further assigned to Noteholder pursuant to that certain Allonge executed by Special Situations, and Noteholder currently holds the Note.

C.           Concurrently with the execution of the Note, Original Borrower executed and delivered that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated August 31, 2007, (the “Mortgage”) to and for the benefit of Original Lender, which secures the Note and other obligations which encumbers the real and personal property more particularly described therein (the “Property”), which was recorded in Book 16984, Page 845 in the Official Records of the County Clerk of Bergen County, New Jersey (the “Official Records”), as assigned pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing recorded in Book 1432, Page 174 in the Official Records, and as further assigned pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing and Other Loan Documents recorded in Book 540, Page 1290 in the Official Records, and as assumed, modified and amended by those certain Assumption Agreements described on Exhibit “B” attached hereto (collectively, the “Assumption Agreements”), as further amended by that certain First Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made as of February 29, 2008 and recorded in Book 1125, Page 369 in the Official Records (the “First Amendment”) and as assigned to Noteholder pursuant to that certain Assignment of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated May 1, 2013 and recorded on May 24, 2013, in Book V 1402, Page 1333 in the Official Records.

D.           Also concurrently with the execution of the Original Note, Original Borrower executed and delivered that certain Assignment of Leases and Rents dated August 31, 2007, executed by Original Borrower, which was recorded in Book 16984, Page 932 of the Official Records, as assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by Original Lender, as assignor, to Wells Fargo, as assignee, dated 04/24/2008, recorded 09/25/2008 as Book 1432, Page 177; as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by Wells Fargo Bank, as assignor, to CGCMT, as assignee, dated 09/13/2010, recorded 10/01/2010 as Book V540, Page 1200; as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by CGCMT, as assignor, to MTGLQ, as assignee, dated November 23, 2010, recorded December 15, 2010 as Document No. Book 609 Page 2431; as further assigned pursuant to that certain Assignment of Assignment of Leases and Rents executed by MTGLQ, as assignor, to Special Situations, as assignee, dated 11/27/2012, recorded 01/25/2013 as Document No. Book V1259, Page 2029 and assigned to Noteholder pursuant to that certain Assignment of Assignment of Leases and Rents executed by Special Situations in favor of Noteholder and recorded May 24, 2013 in Book V 1402, Page 1384 in the Official Records (collectively, the “Assignment”).

E.           Also concurrently with the execution of the Note, Original Borrowers executed and delivered that certain Environmental Liabilities Agreement dated August 31, 2007 (the “Environmental Indemnity”) in favor of Original Lender, as amended by the Assumption Agreements.

F.           The Note, the Mortgage, the Assignment, the Environmental Indemnity and all other documents relating to the Loan and Note are collectively referred to herein as the “Loan Documents”.

G.           The Noteholder is now the holder of the Loan, the payee of the Note, the beneficiary under the Mortgage and the holder of the other Loan Documents.

H.           The Noteholder, Moody National 1 Polito Lyndhurst Holding, LLC, a Delaware limited liability company (“Assumptor”), and Moody National REIT I, Inc., a Maryland corporation (“New Guarantor”) are entering into a Loan Assumption and Modification Agreement relating to the Loan (the “Assumption Agreement”) whereby Assumptor shall assume the Loan and New Guarantor will enter into a new guaranty with respect to the Loan, and the Moody Borrowers have requested to be released from their obligations under the Loan Documents.

I.           In consideration for the receipt of this fully executed Release and the other agreements set forth herein, the Noteholder has agreed to execute and deliver a release to the Moody Borrowers.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Moody Borrowers hereby agrees as follows:

1.           Definitions. All capitalized terms not otherwise defined herein shall have the same meanings assigned to them in the Note.

2.           Release of Known and Unknown Claims. For valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Moody Borrowers, on behalf of itself, its members, managers and partners, and any of its successors and assigns (collectively, the “Releasor”), hereby agrees, that it irrevocably and unconditionally releases and forever discharges the Noteholder, Situs Holdings, LLC, Hanover Street Capital, LLC, Wells Fargo, Citigroup Global Markets Realty Corp., a New York corporation MTGLQ, CGCMT, Special Situations. and each of their respective servicers, officers, directors, shareholders, members, managers, representatives, employees, agents and attorneys (in each case in their respective capacities as such), and their respective predecessors, successors and assigns (collectively, the “Releasees”), or any of them, from and against any and all causes of action, suits, debts, liens, obligations, liabilities, claims, demands, damages, judgments, losses, orders, penalties, costs and expenses, including, without limitation, attorneys’ fees, of any kind or nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, liquidated or unliquidated, which the Releasor now owns, holds, or claims to have, own, or hold, or at any time heretofore has had, owned, held or claimed to have had, owned, or held against any of the Releasees arising from, based upon, or related to, whether directly or indirectly (collectively, “Claims”): (i) the Loan; (ii) the Loan Documents, (iii) the Property, or (iv) any and all other agreements, documents or instruments referenced in the Loan Documents or related thereto, (collectively, the “Released Claims”).

3.           Unknown Claims. The Releasor acknowledges that there is a risk that subsequent to the execution of this Release, the Releasor may discover, incur, or suffer from Claims which were unknown or unanticipated at the time this Release is executed, including, without limitation, unknown or unanticipated Claims which, if known by the Releasor on the date this Release is being executed, may have materially affected the Releasor’s decision to execute this Release. The Releasor acknowledges that the Releasor is assuming the risk of such unknown and unanticipated Claims and agrees that this Release applies thereto.

4.           Miscellaneous. The Releasor agrees that this Release is the result of a compromise and shall never at any time or for any purpose be considered as an admission of liability or responsibility on the part of any party. This Release shall be construed in accordance with and all disputes hereunder shall be governed by the internal laws of the State of New Jersey. In the event of any controversy or dispute arising out of this Release, the prevailing party or parties shall be entitled to recover from the non-prevailing party or parties, reasonable expenses, including, without limitation, attorneys’ fees and costs actually incurred. Should any provision of this Release be declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this Release. In the event of any ambiguity in or dispute regarding the interpretation of this Release, the interpretation of this Release shall not be resolved by any rule of interpretation providing for interpretation against the party who causes the uncertainty to exist or against the draftsman. The headings used in this Release are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the interpretation of any of the provisions hereof. This Release may not be modified, amended or otherwise changed in any manner except by a writing executed by the Releasor. Facsimile signatures to this Release shall be deemed and given full force and effect.

IN WITNESS WHEREOF, this Release has been executed as of the date written above.

MOODY BORROWERS:

Moody National CY Lyndhurst H, LLC, a Delaware limited liability company

By:
Print Name:
Its:

Moody National CY Lyndhurst S, LLC, a Delaware limited liability company

By:
Its:

SCHEDULE 1

Brett C. Moody
Shareholders
Moody National REIT I, Inc. (Maryland)
Sole Member
General Partner (99.994904% interest as of 9/30/13)
Limited Partner (0.005096% interest as of 9/30/13)
Moody National Operating Partnership I, L.P. (Delaware)
Tenant in Common Owners*
Moody National LPOP I, LLC (Delaware)
Sole Shareholder (100%)
Managing Member
Limited Members
MN 1 Polito Lyndhurst MT, Inc. (Taxable REIT Sub) (Delaware)
MN Lyndhurst Venture, LLC (Delaware)
Sole Member (100%)
Sole Member (100%)
Moody National CY Lyndhurst MT, LLC (Delaware)
Moody National 1 Polito Lyndhurst Holding, LLC (Delaware)
Master Lease
Property